ASSET PURCHASE AGREEMENT

made among

SEABRIDGE GOLD CORPORATION

PACIFIC INTERMOUNTAIN GOLD CORPORATION

SEABRIDGE GOLD INC.

and

CONSTITUTION MINING CORP.

April 1, 2010

T A B L E   O F   C O N T E N T S

- i -

Page

PART 12 INDEMNIFICATION	21

Indemnification of Purchaser by Vendors	21
Indemnification of Purchaser by SEA	22
Indemnification of Vendors and SEA	22

PART 13 GENERAL	24

Survival of Representations and Warranties	24
Governing Law	24
Attornment	24
Risk of Loss	25
Waiver by the Purchaser	25
Waiver by the Vendors	25
Limitation of Waiver	25
Notice	25
Time	26
Enurement	26
Entire Agreement	27

- ii -

ASSET PURCHASE AGREEMENT

THIS AGREEMENT is made as of the 1st day of April, 2010

AMONG:

SEABRIDGE GOLD CORPORATION, a corporation existing under the laws of Nevada having a registered office at Suite 260, 6121 Lakeside Drive, Reno, Nevada 89511

(“Seabridge”)

and

PACIFIC INTERMOUNTAIN GOLD CORPORATION, a corporation existing under the laws of Nevada and having a registered office at Suite 260, 6121 Lakeside Drive, Reno, Nevada 89511

(“PIGC”)

(Seabridge and PIGC are referred to collectively as the “Vendors”)

OF THE FIRST PART

AND:

SEABRIDGE GOLD INC., a corporation existing under the laws of Canada and having offices at 106 Front Street East, Suite 400, Toronto, Ontario, Canada M5A 1E1

(“SEA”)

OF THE SECOND PART

AND:

CONSTITUTION MINING CORP., a corporation existing under the laws of the State of Delaware and having offices at Pasaje Mártir Olaya 129, Oficina 1203, Centro Empresarial José Pardo Torre A Miraflores, Lima, Perú

(the “Purchaser”)

OF THE THIRD PART

WHEREAS:

A.     Seabridge and PIGC are the owners of leasehold interests to the mineral properties as set out on Schedule A (the “Leasehold Properties”);

B.      Seabridge and PIGC are the owners of the mineral claims as set out on Schedule B (the “Claims”);

C.       PIGC is a wholly-owned subsidiary of Seabridge;

D.       Seabridge is a wholly-owned subsidiary of SEA;

E.        SEA and the Purchaser entered into a non-binding letter of intent dated December 2, 2009 and an extension to the non-binding letter of intent dated February 24, 2010 (the “LOI”) under which the Purchaser and SEA set forth terms on which the Purchaser proposed to acquire and Seabridge and PIGC proposed to sell a 100% interest in the Leasehold Properties and the Claims in Nevada described in Schedules A and B to this Agreement (collectively, the “Mineral Properties”);

F.       The LOI contemplated that the parties would negotiate a definitive agreement setting forth binding terms for the acquisition of the Mineral Properties by the Purchaser; and

G.       This Agreement constitutes the definitive agreement contemplated under the LOI.

THIS AGREEMENT WITNESSES THAT, in consideration of the mutual promises made herein, the receipt and sufficiency of which the parties acknowledge, the parties agree as follows:

PART 1

INTERPRETATION
Definitions

1.1                   In and for the purpose of this Agreement:

(a)     Affiliate means, with respect to any person, a corporation in which the person holds more than 50% of the issued voting share capital;

(b)     Agreement means this Asset Purchase Agreement, including the Schedules hereto, as from time to time supplemented or amended by one or more agreements entered into pursuant to the applicable provisions of this Agreement.

(c)     Assets means all of the:

(i)     Mineral Properties;

(ii)    Technical Data; and

(iii)    Contracts.

(d)    Assignment and Assumption Agreement means the form of agreement attached hereto as Schedule I as described in §2.3;

(e)    Business Day means any day, other than a Saturday, Sunday or statutory holiday in Vancouver, British Columbia;

(f)     Claims has the meaning given to that term in Recital B;

(g)    Close of Business means 4:30 p.m. Toronto time;

(h)     Closing means the completion of the sale and purchase of the Assets on the Closing Date pursuant to and in accordance with the terms and conditions of this Agreement;

(i)     Closing Date means (a) May 20, 2010 or, if the condition set out in §6.1(d) has not been satisfied, or waived by the Purchaser, by such date, the date that is two Business Days after the date such condition is satisfied or so waived, or (b) such other date as is mutually agreed to by the parties.

(j)     Contracts means the agreements listed in Schedule C;

(k)    Corporations Act means the Business Corporations Act (Canada);

(l)     Debenture means a transferrable convertible debenture in the form set forth in Schedule J;

(m)   Deposit means the $200,000 paid to Vendors by Purchaser upon the execution of the LOI;

(n)    Encumbrance means a mortgage, pledge, hypothecation, lien, restriction, easement, right-of-way, encroachment, title defect, imposition, covenant, condition, right of re-entry, lease, licence, royalty, security interest or other interest in the minerals or profits derived from the sale of minerals on the Mineral Properties, assignment, option, claim or other encumbrance or charge, whether or not registered or registrable, but does not include a Permitted Encumbrance;

(o)    Environmental Claim means any and all administrative, regulatory, judicial, or third party actions, suits, demands, demand letters, orders, directives, claims, liens, investigations, proceedings or notices of noncompliance or violation (written or oral) by any Person alleging damage to property, personal or bodily injury, or damage, injury or other adverse effect on the environment, or notice of potential liability (including, without limitation, potential liability for enforcement, investigatory costs, clean-up costs, governmental response costs, removal costs, remedial costs, injunctive relief, natural resources damages, property damages, personal injuries, contribution, penalties, fines or forfeitures) arising out of, based on or resulting from circumstances forming the basis of any violation or alleged violation of any applicable environmental law by Vendors in respect of the Mineral Properties;

(p)     Exchange means the OTC Bulletin Board;

(q)     Knowledge means the actual knowledge of either Rudi Fronk or William Threlkeld and any knowledge that such individuals should have following investigation with the appropriate responsible parties at Seabridge, PIGC or SEA, as the case may be;

(r)      Leasehold Properties has the meaning given to that term in Recital A;

(s)     Locked-up Shares has the meaning given to that term in §2.2;

(t)      Lock-up and Legend Removal Agreement means a lock-up and legend removal agreement in the form set forth in Schedule D;

(u)     LOI has the meaning given to that term in Recital E;

(v)     Losses mean any losses, damages, costs, expenses, liabilities, obligations, actions, demands, judgments, interest or claims of any kind, including without limitation, reasonable attorney’s fees, costs of investigation and remediation, punitive damages, consequential damages or other special damages;

(w)     Mineral Properties has the meaning given to that term in Recital E;

(x)      Permitted Encumbrances means:

(A)	the reservations, limitations, exceptions, provisos and conditions expressed in the claims underlying the Mineral Properties and the statutory exceptions to title of the Mineral Properties;

(B)	the royalties and other encumbrances described in, and the obligations arising from, the Contracts;

(C)	liens for property taxes, charges, duties, levies and assessments which are not yet due;

(D)
undetermined or inchoate liens, charges and encumbrances arising in or incurred in the ordinary course of business consistent with past practice which have not been filed or registered in accordance with applicable law or of which written notice has not at the time been duly given in accordance with applicable law in each case which relate to obligations not at the time due or delinquent; and

(E)	liens, charges and encumbrances which, in the aggregate, do not materially detract from the value of the Assets or materially impair the use of the Assets;

(y)      Person means an individual, corporation, body corporate, partnership, joint venture, association, trust or unincorporated organization or a trustee, executor, administrator or other legal representative;

(z)      Promissory Note means a promissory note in the form set forth in Schedule K;

(aa)    Purchase Price means the price to be paid for the Assets, as set out in §2.1 and §2.2;

(bb)   Purchaser Authorizations means the authorizations, approvals and consents described in Schedule F, which are required by the Purchaser in order for it to acquire the Assets;

(cc)   Securities means the Debenture and the Shares;

(dd)   Shares means the common stock of the Purchaser, par value $0.001 per share;

(ee)   Tax Act means the Income Tax Act (Canada);

(ff)    Technical Data means all of the technical data and correspondence which the Vendors have in respect of the Mineral Properties including, without limitation, reports, drill core and logs, metallurgical samples and digital data files;

(gg)   Title Deficiencies means the discrepancies and deficiencies in title to certain Claims identified in the letter from Pacific Alluvial Development LLC to Michael Stocker and Gary Artmont of Constitution Mining dated February 23, 2010;

(hh)   Vendor Authorizations means the authorizations, approvals and consents described in Schedule E, which are required by the Vendors in order for them to validly and effectively transfer the Assets to the Purchaser; and

(ii)     U.S. Securities Act means the United States Securities Act of 1933, as amended.

Interpretation

1.2                   In this Agreement, except as otherwise expressly provided or unless the context otherwise requires:

(a)     a reference to a Part means a Part of this Agreement and the symbol § followed by a number or some combination of numbers and letters refers to the section, paragraph or subparagraph of this Agreement so designated;

(b)     the headings are for convenience only, do not form a part of this Agreement and are not intended to interpret, define or limit the scope, extent or intent of this Agreement or any of its provisions;

(c)     the word including, when following a general statement, term or matter, is not to be construed as limiting such general statement, term or matter to the specific items or matters set forth or to similar items or matters (whether or not qualified by non-limiting language such as without limitation or but not limited to or words of similar import) but rather as permitting the general statement or term to refer to all other items or matters that could reasonably fall within its broadest possible scope;

(d)     an accounting term not otherwise defined herein has the meaning assigned to it, and every calculation to be made hereunder is to be made, in accordance with generally accepted Canadian accounting principles applied on a consistent basis;

(e)      a reference to currency means United States currency unless specified otherwise;

(f)       every payment is to be made by wire or bank draft drawn upon a Canadian chartered bank payable at par in Toronto, Ontario;

(g)      a reference to a statute includes all regulations made thereunder, all amendments to the statute or regulations made thereunder in force from time to time, and any statute or regulation that supplements or supersedes such statute or regulations;

(h)      a reference to a corporate entity includes and is also a reference to any corporate entity that is a successor to such entity;

(i)       words importing the masculine gender include the feminine or neuter, words in the singular include the plural, words importing a corporate entity include individuals, and vice versa; and

(j)       an action to be taken pursuant to this Agreement on or before a day which is not a Business Day may be taken on the next Business Day thereafter, without being deemed a breach of this Agreement.

Schedules

1.3                   The following are the Schedules to this Agreement:

Schedule A	- Leasehold Properties
Schedule B	- Claims
Schedule C	- Contracts
Schedule D	- Lock-up and Legend Removal Agreement
Schedule E	- Authorizations and Consents Required by the Vendors
Schedule F	- Authorizations and Consents Required by the Purchaser
Schedule G	- Deliveries of the Vendors at Closing
Schedule H	- Deliveries of the Purchaser at Closing
Schedule I	- Assignment and Assumption Agreement
Schedule J	- Debenture
Schedule K	- Promissory Note
Schedule L	- Allocation of Purchase Price
Schedule M	- Reclamation Bonds

PART 2

PURCHASE OF ASSETS

Purchase

2.1           Relying upon the representations and warranties of the Vendors set forth herein, and subject to the conditions provided herein, at the Closing the Purchaser will purchase the Assets from the Vendors and the Vendors will transfer the Assets to the Purchaser on an as is basis, free and clear of all Encumbrances, other than Permitted Encumbrances, for an aggregate purchase price payable to SEA of $2,000,000 in cash, 3,000,000 Shares, the Promissory Note and the Debenture.  The Purchase Price will be allocated among the Assets as described in Schedule L.

Payment of Additional Deposit and Purchase Price

2.2           The Purchase Price shall be paid to SEA on the Closing Date as follows:

(a)     SEA shall credit the Deposit toward the payment of the Purchase Price;

(b)     $1,800,000 shall be paid by bank draft or wire transfer to SEA;

(c)     1,000,000 Shares shall be issued to SEA, which shares shall not be subject to any contractual restriction on transfer;

(d)     2,000,000 Shares (the "Locked-up Shares") shall be issued to SEA with a legend restricting transfer until the earlier of thirty-six (36) months from the Closing Date or such date that additional exploration activity on any one or more of the Mineral Properties results in an increase in identified “measured and indicated mineral resources” such that the total number of reportable ounces of “resources” grows to 1,000,000 (inclusive of the existing base of 215,000 ounces), as defined in the Canadian Institute of Mining, Metallurgy and Petroleum Definition Standards;

(e)      the Promissory Note shall be delivered to SEA; and

(f)       the Debenture shall be delivered to SEA.

Assignment of Rights to the Assets

2.3           In consideration of the delivery of the Purchase Price, the Vendors and the Purchaser will execute at Closing the Assignment and Assumption Agreement under which the Vendors shall assign, convey and transfer to the Purchaser all right, title and interest in and to the Assets and the Purchaser agrees to assume, pay, satisfy, discharge, perform and fulfill all obligations of the Vendors or SEA which arise after the Closing Date in respect of the Contracts.  Furthermore, the Vendors shall deliver to the Purchaser a duly executed quitclaim deed in respect of the Claims.

Fees and Taxes

2.4          The Purchaser will be liable for and will pay all land and mineral property registration fees, property transfer taxes, goods and services tax and all other taxes (but excluding any income taxes or capital gains taxes payable by the Vendors), duties, transfer fees and other charges customarily payable in connection with the conveyance and transfer of personal property and mineral claims.

Registration Right

2.5          If the Purchaser registers any of its securities under the U.S. Securities Act (other than by a registration on Form S-8, S-4, F-4 or any successor similar forms or any other form not available for registering “restricted securities” within the meaning of Rule 144 under the U.S. Securities Act) for sale to the public, whether or not for sale for its own account, it will each such time, at least twenty (20) days prior to filing the registration statement, give written notice to SEA of its intention to do so.  If SEA or an Affiliate of SEA still holds Shares that are either:

(a)    “restricted securities” within the meaning of Rule 144 under the U.S. Securities Act; or

(b)     subject to transfer restrictions under Rule 144 due to such shareholder’s status as an “affiliate” of the Purchaser as defined thereunder,

(such Shares, the “Restricted Securities”) SEA or its Affiliate, as applicable, shall have the right, upon the written request by it made within fifteen (15) days thereafter (which request shall specify the Restricted Securities intended to be disposed of by SEA or its Affiliate, as applicable, and the intended method of disposition thereof), to request the Purchaser to register all or part of its Restricted Securities.  If so requested, the Purchaser agrees to use its reasonable best efforts to include in such registration under the U.S. Securities Act (if it proceeds with such registration) all Restricted Securities which the Purchaser has been so requested to register.  The Purchaser may defer a registration of Restricted Securities for a period of not more than 180 days, but only if (i) the Purchaser furnishes to SEA or its Affiliate, as applicable, a certificate signed by the President and Chief Executive Officer of the Purchaser stating that, in the good faith judgment of the board of directors of the Purchaser, effecting the requested registration would materially impede the ability of the Purchaser to consummate a significant transaction (the 180 day deferral period beginning on the date that such certificate is sent to SEA or its Affiliate, as applicable), and (ii) the Purchaser has not deferred a filing during the previous 12 month period.

Securities Matters

2.6
(a)    SEA and the Vendors acknowledge and agree that, other than registrations pursuant to §2.5, if any, the Securities issued pursuant to this Agreement will not be registered under the U.S. Securities Act and that such Securities will be issued to SEA in a private placement transaction effected in reliance on an exemption from the registration requirements of the U.S. Securities Act and in reliance on exemptions from the qualification requirements of applicable state securities laws.

(b)    SEA agrees not to make any disposition of all or any portion of the Securities issued to it unless such transfer shall be pursuant to registration under the U.S. Securities Act or pursuant to an available exemption from registration.

(c)    The Debenture and the certificates representing the Shares issued to SEA hereunder shall bear, in addition to any other legends required under applicable state securities laws, a legend in substantially the following form:

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR UNDER ANY APPLICABLE STATE SECURITIES LAWS.  THESE SECURITIES MAY NOT BE SOLD, OFFERED, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO REGISTRATION UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION.  THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL, IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE ISSUER, TO THE EFFECT THAT ANY SALE OR TRANSFER OF THESE SECURITIES WILL BE IN COMPLIANCE WITH THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

(d)     In order to prevent any transfer from taking place in violation of this Agreement or any applicable law, SEA and the Vendors acknowledge and agree that Purchaser may cause a stop transfer order to be placed with Purchaser’s transfer agent with respect to the Shares issued to SEA.  Purchaser will not be required to transfer on its books any Shares that have been sold or transferred in violation of any provision of this Agreement or applicable law.

PART 3

OBLIGATIONS OF THE PURCHASER

Obligation to Advise of Relinquishment

3.1             From and after the Closing Date, the Purchaser shall give SEA written notice not less than 30 days before it relinquishes, or otherwise permits to lapse, its interest in any of the Mineral Properties or parts thereof.  The foregoing covenant is intended to provide the Vendors  with the opportunity to take action to acquire any such mineral rights upon the rights being relinquished.

3.2           Nothing in §3.1 shall require the Purchaser to give notice to SEA of, or prevent the Purchaser from proceeding with, any option, assignment, sale, joint venture, transfer or other divestiture of any of the Mineral Properties to any third party, other than a relinquishment of the Leasehold Properties to the property owner or permitting a Claim or Claims to lapse, and nothing in this Agreement shall require such third party purchaser to give notice of any relinquishment or lapsing of Mineral Properties acquired by such Purchaser.

PART 4

REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE VENDORS AND SEA

Representations and Warranties of Each of the Vendors

4.1             Each of the Vendors jointly and severally represents and warrants to the Purchaser that:

(a)     it is a company incorporated, duly organized and validly existing under the laws of the State of Nevada;

(b)     it is in good standing with respect to its filings required by applicable law;

(c)     it is duly qualified to do business and is in good standing under the laws of the State of Nevada and in each other jurisdiction where it carries on business or holds assets to carry on that business and hold those assets and has all corporate power and authority to carry on its business as presently carried on;

(d)    it has the corporate power and authority to execute and deliver this Agreement, to complete all of the transactions contemplated hereby and to duly observe and perform all of its covenants and obligations herein set forth;

(e)     this Agreement is, and the other documents and instruments required hereby will be, when executed and delivered by each of the Vendors, the valid and binding obligations of each of the Vendors, enforceable in accordance with their respective terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting the rights of creditors generally and except as limited by the application of equitable principles when equitable remedies are sought, and by the fact that rights to indemnity, contribution and waiver, and the ability to sever unenforceable terms, may be limited by applicable law;

(f)      Vendors own good and marketable title to the Assets, free and clear of all Encumbrances, other than Permitted Encumbrances, and Vendors are in sole possession of, and have sole control of (except as set forth in or pursuant to the Contracts), the Assets;

(g)      none of the execution and delivery of this Agreement, the completion of the transactions contemplated hereby or the observance and performance by it of its covenants and obligations herein set forth will:

(i)     conflict with, or result in a breach of, or violate any of the terms, conditions or provisions of its articles of incorporation or bylaws;\

(ii)    constitute or result in a breach or default under any agreement, contract, lease, indenture, other instrument or commitment to which it is a party, or is subject or derives benefit from, other than under such agreements, contracts, leases, indentures, other instruments and commitments with respect to the Vendor Authorizations which are required, pursuant to the terms of this Agreement, to be delivered to the Purchaser on Closing;

(iii)    will result in the creation of any Encumbrance of any kind or nature against or with respect to the Assets (other than Encumbrances created pursuant to this Agreement);

(iv)    require any permissions, approvals, waivers or consents of any third Person, or any declarations, filing or registration with any court, governmental body or agency or other public or private body, entity, or Person, save and except for those comprised in the Vendor Authorizations;

(h)     to the Knowledge of Vendors, no authorization, approval, order, licence, permit or consent of any governmental authority, regulatory body or court, of Canada or the United States or any political subdivision thereof, and no registration with, declaration or notice to or filing by it with any such governmental authority, regulatory body or court is required in order for it to;

(i)     incur the obligations expressed to be incurred by it in or pursuant to this Agreement;

(ii)    execute and deliver all other documents and instruments to be delivered by it pursuant to this Agreement;

(iii)   duly perform and observe the terms and provisions of this Agreement;

(iv)   consummate the transactions contemplated by this Agreement, or

(v)    render this Agreement legal, valid, binding and enforceable against the Vendors,

save and except for those comprised in the Vendor Authorizations;

(i)      all corporate authorizations have been obtained for the execution of this Agreement and for the performance of its obligations hereunder;

(j)      collectively, they own the legal title and a 100% beneficial interest in the Mineral Properties, free and clear of all Encumbrances other than Permitted Encumbrances;

(k)     with respect to the Contracts;

(i)     each of them is in good standing and in full force and effect and is binding upon the Vendors;

(ii)     except as disclosed in writing to the Purchaser, the covenants and conditions contained therein on the part of the Vendors have been performed and observed by them in all material respects;

(iii)    there is no outstanding material dispute related thereto;

(iv)     to the Knowledge of Vendors, each other party to each Contract have performed each material term, covenant, and condition of each Contract which is to be performed by them at or before the date hereof;

(v)     on obtaining the Vendor Authorizations, the Vendors will have all necessary approvals required for them to lawfully assign the Contracts to the Purchaser as contemplated by this Agreement; and

(vi)    the Vendors are not to their Knowledge, in breach of or in default under any term or condition of any of the Contracts, except for such breaches or defaults, if any, of which the Purchaser has been given notice and when taken together with any similar breach or default, would not have a material adverse effect singularly or in the aggregate on the ownership of the Assets or the conduct of mineral exploration and development activities on the Mineral Properties by the Purchaser following the Closing Date;

(l)     to the Knowledge of the Vendors, the Vendors have not received notice of, or otherwise become aware of, any action, suit, claim or other proceeding commenced or pending before any court or governmental commission, department, board, authority or other administrative agency or officer, which challenges the Vendors’ rights to any or all of the Mineral Properties;

(m)   the Vendors have operated their respective Mineral Properties in compliance with applicable environmental laws in all material respects;

(n)    the Vendors have not received (nor, to the Knowledge of the Vendors, has there been threatened) any Environmental Claim, whether from a public or governmental authority, citizens’ group, employee or any other Person, that alleges that any of the Mineral Properties is not or may not be in compliance with any applicable environmental laws;

(o)    the Contracts represent all of the material agreements, contracts, leases, rights, other instruments or commitments which the Vendors have entered into in connection with the Assets that are currently in force; and

(p)    there is no written or oral agreement, option, understanding or commitment or any right or privilege capable of becoming an agreement, for the purchase of the Assets other than this Agreement.

Representations and Warranties of SEA

4.2                SEA represents and warrants to the Purchaser that:

(a)    it is a company incorporated, duly organized and validly existing under the laws of Canada;

(b)     it is in good standing with respect to its filings required by applicable law;

(c)     it is duly qualified to do business and is in good standing under the laws of Canada and in each other jurisdiction where it carries on business or holds assets to carry on that business and hold those assets and has all corporate power and authority to carry on its business as presently carried on;

(d)      it has the corporate power and authority to execute and deliver this Agreement, to complete all of the transactions contemplated hereby and to duly observe and perform all of its covenants and obligations herein set forth;

(e)     this Agreement is, and the other documents and instruments required hereby will be, when executed and delivered by SEA, the valid and binding obligations of SEA, enforceable in accordance with their respective terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting the rights of creditors generally and except as limited by the application of equitable principles when equitable remedies are sought, and by the fact that rights to indemnity, contribution and waiver, and the ability to sever unenforceable terms, may be limited by applicable law;

(f)    none of the execution and delivery of this Agreement, the completion of the transactions contemplated hereby or the observance and performance by it of its covenants and obligations herein set forth will:

(i)    conflict with, or result in a breach of, or violate any of the terms, conditions or provisions of its articles of incorporation or bylaws; or

(ii)    constitute or result in a breach or default under any agreement, contract, lease, indenture, other instrument or commitment to which it is a party, or is subject or derives benefit from, other than under such agreements, contracts, leases, indentures, other instruments and commitments with respect to the Vendor Authorizations which are required, pursuant to the terms of this Agreement, to be delivered to the Purchaser on Closing;

(iii)    will result in the creation of any Encumbrance of any kind or nature against or with respect to the Assets;

(iv)    require any permissions, approvals, waivers or consents of any third Person, or any declarations, filing or registration with any court, governmental body or agency or other public or private body, entity, or Person, save and except for those comprised in the Vendor Authorizations;

(g)     to the Knowledge of SEA, no authorization, approval, order, licence, permit or consent of any governmental authority, regulatory body or court, of Canada or the United States or any political subdivision thereof, and no registration with, declaration or notice to or filing by it with any such governmental authority, regulatory body or court is required in order for it to;

(i)    incur the obligations expressed to be incurred by it in or pursuant to this Agreement;

(ii)   execute and deliver all other documents and instruments to be delivered by it pursuant to this Agreement;

(iii)  duly perform and observe the terms and provisions of this Agreement,

(iv)  consummate the transactions contemplated by this Agreement, or

(v)   render this Agreement legal, valid, binding and enforceable against SEA,

save and except for those comprised in the Vendor Authorizations; and

(h)     all corporate authorizations have been obtained for the execution of this Agreement and for the performance of its obligations hereunder.

Covenants of the Vendors and SEA

4.3            SEA and the Vendors shall use their commercially reasonable efforts to correct or otherwise resolve to the satisfaction of Purchaser, acting reasonably, the Title Deficiencies prior to May 20, 2010 and shall provide Purchaser with such documentation and evidence of such corrections or resolutions as Purchaser shall reasonably request.

4.4            From the date hereof until the Closing occurs or this Agreement is terminated in accordance with its terms, neither SEA nor the Vendors will directly or indirectly, through any director, officer, shareholder, employee, agent, partner, affiliate, representative or otherwise: (a) solicit, initiate or encourage the submission of any proposal or offer from any person or party relating to a sale of all or any part of the Assets, (b) participate in any discussions or negotiations regarding, assisting or participating in any effort or attempt by any person or party to do or seek any transaction described in clause (a) of this §4.4, or (c) enter into any agreement, agreement in principle or other commitment (whether or not legally binding) relating to any transaction described in clause (a) of this §4.4.

4.5            From the date hereof until the Closing occurs or this Agreement is terminated in accordance with its terms, neither SEA nor the Vendors shall cause or shall permit any Encumbrance to attach to any of the Assets.

PART 5

REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE PURCHASER

Representations and Warranties of the Purchaser

5.1            The Purchaser represents and warrants to the Vendors that:

(a)      it is a company incorporated, duly organized and validly existing under the laws of its incorporating jurisdiction;

(b)      it is in good standing with respect to its filings required by applicable corporate legislation;

(c)       the Purchaser is duly qualified to do business and is in good standing under the laws of the State of Delaware, the State of Nevada and in each other jurisdiction where it carries on business or holds assets to carry on that business and hold those assets and has all corporate power and authority to carry on its business as presently carried on;

(d)       it has the corporate power and authority to execute and deliver this Agreement, to complete all of the transactions contemplated hereby and to duly observe and perform all of its covenants and obligations herein set forth;

(e)      this Agreement is, and the other documents and instruments required hereby will be, when executed and delivered by the Purchaser, the valid and binding obligations of the Purchaser, enforceable in accordance with their respective terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting the rights of creditors generally and except as limited by the application of equitable principles when equitable remedies are sought, and by the fact that rights to indemnity, contribution and waiver, and the ability to sever unenforceable terms, may be limited by applicable law;

(f)       none of the execution and delivery of this Agreement, the completion of the transactions contemplated hereby or the observance and performance by it of its covenants and obligations herein set forth will:

(i)    conflict with, or result in a breach of, or violate any of the terms, conditions or provisions of its constating documents; or

(ii)   constitute or result in a breach or default under any agreement, contract, lease, indenture, other instrument or commitment to which it is a party, or is subject or derives benefit from, other than under such agreements, contracts, leases, indentures, other instruments and commitments with respect to the Purchaser Authorizations which are required, pursuant to the terms of this Agreement, to be delivered to the Vendors on Closing;

(g)       no authorization, approval, order, licence, permit or consent of any governmental authority, regulatory body or court, of Canada or the United States or any political subdivision thereof, and no registration with, declaration or notice to or filing by it with any such governmental authority, regulatory body or court is required in order for it to;

(i)     incur the obligations expressed to be incurred by it in or pursuant to this Agreement;

(ii)    execute and deliver all other documents and instruments to be delivered by it pursuant to this Agreement;

(iii)    duly perform and observe the terms and provisions of this Agreement, or

(iv)    render this Agreement legal, valid, binding and enforceable against the Purchaser,

save and except for those comprised in the Purchaser Authorizations;

(h)      all corporate authorizations have been obtained for the execution of this Agreement and for the performance of its obligations hereunder;

(i)       the Purchaser is purchasing the Assets and title thereto in the condition in which they are in at the time of the due diligence investigations of the Purchaser, subject only to the Vendor’s representations and warranties contained in this Agreement;

(j)       the Purchaser is not relying on any calculations, forecasts, projections or estimates made by the Vendors in relation to the Assets;

(k)      the Purchaser has relied on its due diligence review to satisfy itself as to the state of title to the Mineral Properties and the condition of the Mineral Properties, including the environmental condition, and the only representations and warranties made by the Vendors upon which it is relying are set forth herein;

(l)       the Purchaser is a reporting issuer under Section 12(g) of the U.S. Securities Exchange Act of 1934, as amended, and the Shares are quoted on the Exchange;

(m)     the Purchaser has obtained all necessary consents and approvals of the Exchange to the execution and delivery of this Agreement, the completion of the transactions, including the issuances of Shares, contemplated hereby and the quotation of such Shares on the Exchange, and has provided a copy of all correspondence, consents and approvals to, from or of the Exchange in respect thereof to SEA;

(n)     the Purchaser is not in default of any material requirement of any applicable securities laws and, to the knowledge of the Purchaser, neither the United States Securities and Exchange Commission nor the Exchange, nor any other regulatory authority having jurisdiction, has issued any order preventing or suspending trading of any securities of the Purchaser and the Purchaser is entitled to avail itself of the applicable exemption requirements from registration available under applicable securities laws in respect of the issuance of the Shares contemplated in this Agreement;

(o)      the authorized capital of the Purchaser consists of 300,000,000 shares of Common Stock and 50,000,000 shares of Preferred Stock, of which 78,947,412 shares of Common Stock and no shares of Preferred Stock are issued and outstanding as at the date of this Agreement;

(p)      Since January 1, 2008, the Purchaser has filed all forms, reports, documents and information required to be filed by it, whether pursuant to applicable securities laws or otherwise, with the United States Securities and Exchange Commission and the Exchange or the applicable regulatory authorities, and no material change has occurred in relation to the Purchaser which has not been publicly disclosed.  As of the time of each of such forms, reports, documents and information: (i) each complied in all material respects with the requirements of the applicable securities laws; and (ii) none of them contained any material misrepresentation (as defined in applicable securities laws); and

(q)     Since  January 1, 2008, the Purchaser has filed all financial statements it is required to file pursuant to the applicable securities laws and said financial statements present in all material respects the consolidated financial position and the consolidated results of operations and cash flows of the Purchaser as of the dates or for the periods presented therein and no adverse material changes have occurred since date of the Purchaser's most recently filed audited financial statements.

Confidentiality

5.2              The Purchaser agrees that all of the information it obtains in respect of the Mineral Properties during the period after the date of the LOI and up to Closing, including reports, maps, sections, drill logs, assay results, studies and all other technical, accounting and financial records or data (in paper, physical or electronic form), that has not been publicly disclosed shall be confidential information and may not be disclosed by the Purchaser or its directors, officers, employees, consultants or agents (collectively, the “Receiving Party”) to any other person except (i) where required in accordance with applicable law; (ii) where such information becomes generally available to the public other than as a result of a disclosure or other act by the Receiving Party; or (iii) where such information becomes available to the Receiving Party on a non-confidential basis from a source other than SEA or one of the Vendors, provided that such source is not bound by a confidentiality agreement with SEA or one of the Vendors.  If the Closing of the purchase of the Assets is not completed for any reason, the Purchaser will return to the Vendors all documents delivered to the Purchaser by the Vendors in contemplation of the completion of the purchase of the Assets by Purchaser or certify that destruction of all such documents has occurred in form and substance satisfactory to the Vendors, acting reasonably.

Additional Covenants of the Purchaser

5.3        The Purchaser covenants to and agrees with the Vendors that upon release of any of the funds deposited by the Vendors with the Bureau of Land Management, the United States Department of Interior and the U.S. Forest Service of the U.S. Department of Agriculture in the aggregate amount of $39,844 in respect of reclamation bonding requirements, as more particularly set forth in Schedule M hereto, the Purchaser shall pay to the Vendors all of the amounts so received.

PART 6

CONDITIONS TO CLOSING

Conditions to Purchaser’s Obligations to Close

6.1         The obligation of the Purchaser to complete the purchase of the Assets on the Closing Date under this Agreement will be subject to the satisfaction of the following conditions:

(a)      The representations and warranties made by the Vendors in Sections 4.1(a) through (f) of this Agreement shall be true and correct as of the date hereof and on the Closing Date.  All other representations and warranties made by the Vendors in this Agreement that (a) are not qualified by materiality shall be true and correct in all material respects when made and as of the Closing Date and (b) that are qualified by materiality shall be true and correct when made and as of the Closing Date, in each case as though such representations and warranties were made or given on and as of the Closing Date.

(b)       The representations and warranties made by SEA in Sections 4.2(a) through (e) of this Agreement shall be true and correct as of the date hereof and on the Closing Date.  All other representations and warranties made by SEA in this Agreement that (a) are not qualified by materiality shall be true and correct in all material respects when made and as of the Closing Date and (b) that are qualified by materiality shall be true and correct when made and as of the Closing Date, in each case as though such representations and warranties were made or given on and as of the Closing Date.

(c)       Each of SEA and the Vendors shall have in all material respects performed and complied with all of its agreements and obligations under this Agreement which are to be performed or complied with prior to the Closing Date.

(d)      The Vendors shall have corrected or otherwise resolved to the satisfaction of Purchaser, acting reasonably, the Title Deficiencies and shall have provided Purchaser with such documentation and evidence of such corrections or resolutions as Purchaser shall reasonably request.

99. The Vendors shall have received the Vendor Authorizations, each in a form reasonably satisfactory to both Vendors and Purchaser.

Conditions to Vendors’ Obligation to Close

6.2          The obligation of the Vendors to complete the sale of the Assets on the Closing Date under this Agreement will be subject to the satisfaction of the following conditions:

(a)      The representations and warranties made by Purchaser in Sections 5.1(a) through (e) of this Agreement shall be true and correct as of the date hereof and on the Closing Date.  All other representations and warranties made by Purchaser in this Agreement that (a) are not qualified by materiality shall be true and correct in all material respects when made and as of the Closing Date and (b) that are qualified by materiality shall be true and correct when made and as of the Closing Date, in each case as though such representations and warranties were made or given on and as of the Closing Date.

(b)      Purchaser shall have in all material respects performed and complied with all of its agreements and obligations under this Agreement which are to be performed or complied with prior to the Closing Date.

(c)      The Vendors shall have received the Vendor Authorizations, each in a form reasonably satisfactory to both Vendors and Purchaser.

PART 7

TERMINATION

7.1            This Agreement and the transactions contemplated hereby may be terminated at any time prior to Closing only as follows and in no other manner:

(a)    By mutual written consent of the parties;

(b)    By written notice from Purchaser to SEA and the Vendors if:

(i)     There has been a material misrepresentation or breach by any Vendor or SEA in the representations, warranties, agreements or covenants of each of them set forth herein (disregarding any materiality qualifiers set forth therein); or

(ii)     The Closing has not occurred by June 20, 2010 for reasons other than Purchaser’s failure to perform its obligations hereunder;

(c)    By written notice from SEA and the Vendors to Purchaser if:

(i)     There has been a material misrepresentation or breach by Purchaser in the representations, warranties, agreements or covenants of Purchaser set forth herein (disregarding any materiality qualifiers set forth therein); or

(ii)     The Closing has not occurred by June 20, 2010 for reasons other than SEA’s or any Vendor’s failure to perform its obligations hereunder.

Part 8

FURTHER ASSURANCES AND ASSISTANCE

Further Assurances

8.1          The Vendors will from time to time after the Closing execute and deliver to the Purchaser all such conveyances, transfers, assignments and other instruments in writing and further assurances as the Purchaser will reasonably require from the Vendors and the Purchaser will execute and deliver to the Vendors all such agreements of assumption and other instruments in writing and further assurances as the Vendors may reasonably require from the Purchaser, in order to give effect to the provisions hereof.

Mutual Assistance

8.2           In connection with the Vendor Authorizations required to be obtained hereunder by the Vendors, the Purchaser will, at the Purchasers own expense, take such action as may be reasonably necessary to assist the Vendors and will provide such information as may be reasonably requested concerning the Purchaser by the Persons from whom the Vendor Authorizations are required.  The Vendors will, at the Vendors' own expense, take such action as is reasonably necessary to assist the Purchaser and will provide such information as may be reasonably requested by the Persons from whom approval is required for the Purchaser Authorizations.

PART 9

CLOSING

Vendors’ Closing Deliveries

9.1        At Closing, the Vendors shall deliver or cause to be delivered, as the case may be, to the Purchaser, in a form satisfactory to Purchaser, all of the following documents, each properly executed, dated as of the Closing Date by the  appropriate parties thereto:

(a)      the documents listed in Schedule G;

(b)      good standing certificates for each Vendor and SEA for their jurisdiction of incorporation;

(c)       the Vendor Authorizations; and

(d)       such other documents and instruments as may be reasonably requested by Purchaser, each in form and substance acceptable to Purchaser and its legal counsel, necessary to consummate the transaction contemplated herein.

Purchasers’ Closing Deliveries

9.2        In addition to the Purchase Price payable pursuant to §2.1 and §2.2 above, at Closing, the Purchaser shall deliver to Vendors and SEA, as applicable, all of the following documents, each properly executed, dated as of the Closing Date by the appropriate parties thereto:

(a)    the documents and other items described in Schedule H;

(b)    good standing certificates for Purchaser from the State of Delaware and the State of Nevada; and

(c)     such other documents and instruments as may be reasonably requested by Vendors, each in form and substance acceptable to Vendors and its legal counsel, necessary to consummate the transaction contemplated herein.

PART 10

CLOSING AND CLOSING DATE

Closing

10.1          Closing will take place at 10:00 a.m. (Vancouver time) on the Closing Date at the offices of the Vendors’ counsel, DuMoulin Black LLP, in Vancouver, British Columbia or such other place as the parties may agree.  The Closing is taking place simultaneously with the execution and delivery of this Agreement.

Concurrent Requirements

10.2          At Closing each of the parties hereto will deliver to the other such documents and make such payments of money as are required by the terms of this Agreement to be delivered or paid at the time of Closing and all matters of delivery of documents and payment of money by the parties hereto pursuant to this Agreement and the registration of all appropriate documents in all appropriate public offices of registration will be deemed to be concurrent requirements such that nothing is deemed to be completed until everything has been paid, delivered and registered with respect to the purchase and sale contemplated herein.

PART 11

CONFIDENTIALITY OF DATA

Vendors to Maintain the Confidentiality of Data

11.1       The Vendors will maintain the confidentiality of the Technical Data for a period of 5 years from the Closing Date.

PART 12

INDEMNIFICATION

Indemnification of Purchaser by Vendors

12.1       The Vendors shall, jointly and severally, indemnify the Purchaser, its directors, officers, employees, agents and shareholders, harmless from and against and shall defend promptly Purchaser from and reimburse Purchaser for all Losses which Purchaser may at any time suffer or incur, or become subject to, as a result of or in connection with:

(a)     any breach or inaccuracy of any of the representations and warranties made by the Vendors in or pursuant to this Agreement;

(b)     any failure or breach by either Vendor to carry out, perform, satisfy, and discharge any of its covenants, agreements, undertakings, liabilities, or obligations under this Agreement; or

(c)     any suit, action or other proceeding brought by any Person arising out of any of the matters referred to in this §12.1 of this Agreement.

Indemnification of Purchaser by SEA

12.2           SEA shall indemnify the Purchaser, its directors, officers, employees, agents and shareholders, harmless from and against and shall defend promptly Purchaser from and reimburse Purchaser for all Losses which Purchaser may at any time suffer or incur, or become subject to, as a result of or in connection with:

(a)      any breach or inaccuracy of any of the representations and warranties made by SEA in or pursuant to this Agreement;

(b)      any failure or breach by SEA to carry out, perform, satisfy, and discharge any of its covenants, agreements, undertakings, liabilities, or obligations under this Agreement; or

(c)      any suit, action or other proceeding brought by any Person arising out of any of the matters referred to in this §12.2 of this Agreement.

Indemnification of Vendors and SEA

12.3          Purchaser shall indemnify and hold Vendors and SEA, their directors, officers, employees, agents and shareholders, harmless from and against, and shall defend promptly Vendors and SEA from and reimburse them for, any and all Losses which Vendors and SEA may at any time suffer or incur, or become subject to, as a result of or in connection with:

(a)     any breach or inaccuracy of any of the representations and warranties made by Purchaser in or pursuant to this Agreement;

(b)     any failure or breach by Purchaser to carry out, perform, satisfy, and discharge any of its covenants, agreements, undertakings, liabilities, or obligations under this Agreement; and

(c)     any suit, action, or other proceeding brought by any Person arising out of any of the matters referred to in §12.3 of this Agreement.

Limitations on Indemnification

12.4           (a)   Vendors' and SEA's indemnification obligations under §12.1 and §12.2, respectively, are subject to the following limitations:

(i)      Purchaser shall not be entitled to indemnification pursuant to either §12.1 or §12.2 above until the total amount of liability under thereunder exceeds $50,000; provided, that in the event the $50,000 threshold is met, Purchaser shall be entitled to indemnification for the full amount of such claims, including the first dollar thereof; and

(ii)      In no event shall the aggregate liability of Vendors and SEA pursuant to §12.1 and §12.2, respectively, exceed $6,000,000.

(b)     Purchaser’s indemnification obligations under §12.3 are subject to the following limitations:

(i)      Vendors and SEA shall not be entitled to indemnification pursuant to §12.3 above until the total amount of liability thereunder exceeds $50,000; provided, that in the event the $50,000 threshold is met, Vendors and SEA shall be entitled to indemnification for the full amount of such claims, including the first dollar thereof; and

(ii)     In no event shall the liability of Purchaser pursuant to §12.3 exceed $6,000,000.

Notice; Third Party Claims

12.5

(a)      For purposes of this §12.5, “Indemnified Party” and “Indemnifying Party” shall refer either to Purchaser or to Vendors or SEA, as applicable.  The Indemnified Party shall notify the Indemnifying Party in writing of any claim, demand, action or proceeding for which indemnification will be sought under §12.1, §12.2 or §12.3, and if such claim, demand, action or proceeding is a third party claim, demand, action or proceeding, the Indemnifying Party will have the right at its expense to assume the defense thereof using counsel reasonably acceptable to the Indemnified Party.  The Indemnified Party shall have the right:  (i) to participate, at its own expense, with respect to any such third party claim, demand, action or proceeding that is being diligently defended by the Indemnifying Party, and (ii) to assume the defense of such third party claim, demand, action or proceeding, at the cost and expense of the Indemnifying Party, if the Indemnifying Party fails or ceases to defend the same.  The assumption of the defense by the Indemnifying Party shall constitute an admission that such third party claim, demand, action or proceeding is indemnifiable pursuant to §12.1, §12.2 or §12.3.  The failure to assume the defense shall in no way affect the Indemnifying Party’s indemnification obligations pursuant to §12.1, §12.2 or §12.3.

(b)       Each party defending a claim shall keep the other party informed of the progress of such claim and shall comply with all reasonable requests for copies of documents related to the claim and provide to the other party an opportunity, from time to time, to consult with counsel defending the claim.  In connection with any such third party claim, demand, action or proceeding, the parties shall cooperate with each other and provide each other with access to relevant books and records in their possession.

(c)      If a firm written offer is made to settle any such third party claim, demand, action or proceeding solely in exchange for monetary sums to be paid by the Indemnifying Party and the Indemnifying Party proposes to accept such settlement and the Indemnified Party refuses to consent to such settlement, then:  (i) the Indemnifying Party shall be excused from, and the Indemnified Party shall be solely responsible for, all further defense of such third party claim, demand, action or proceeding; (ii) the maximum liability of the Indemnifying Party relating to such third party claim, demand, action or proceeding shall be the amount of the proposed settlement if the amount thereafter recovered from the Indemnified Party on such third party claim, demand, action or proceeding is greater than the amount of the proposed settlement; and (iii) the Indemnified Party shall pay all attorneys’ fees and legal costs and expenses incurred after rejection of such settlement by the Indemnified Party, but if the amount thereafter recovered by such third party from the Indemnified Party is less than the amount of the proposed settlement, the Indemnified Party shall be reimbursed by the Indemnifying Party for such attorneys’ fees and legal costs and expenses up to a maximum amount equal to the difference between the amount recovered by such third party and the amount of the proposed settlement.

PART 13

GENERAL

Survival of Representations and Warranties

13.1            All representations and warranties of Vendors, SEA, and Purchaser contained in this Agreement or made pursuant to this Agreement shall survive the Closing Date and the consummation of the transactions contemplated by this Agreement for a period of two (2) years following the Closing Date, except for the representations and warranties set forth in §4.1(a) - §4.1(e), §4.2(a) - §4.2(e) and §5.1(a) - §5.1(e), all of which shall survive indefinitely.

Governing Law

13.2           This Agreement will be governed by and construed in accordance with the laws of British Columbia and of Canada applicable therein, which will be deemed to be the proper law hereof.

Attornment

13.3           The courts of British Columbia will have exclusive jurisdiction to entertain and determine all disputes and claims, whether for specific performance, injunction, declaration or otherwise howsoever both at law and in equity, arising out of or in any way connected with the construction, breach, or alleged, threatened or anticipated breach of this Agreement, and will have jurisdiction to hear and determine all questions as to the validity, existence or enforceability thereof.

Risk of Loss

13.4           Risk of loss with respect to the Assets will remain with and on the Vendors until the Close of Business on the Closing Date.

Waiver by the Purchaser

13.5          The Purchaser may, at their option, waive in whole or in part any or all of the provisions herein for the benefit of the Purchaser.

Waiver by the Vendors

13.6          The Vendors may, at their option, waive in whole or in part any or all of the provisions herein for the benefit of the Vendors.

Limitation of Waiver

13.7           No waiver pursuant to §13.5 or §13.6 of the whole or any part of any provision will operate as a waiver of any other part thereof or as a waiver of any other provision.

Notice

13.8          Any notice or other communication required or permitted to be given hereunder or for the purposes hereof will be sufficiently given if delivered to the party to whom it is given or sent by means of electronic transmission addressed to such party:

(a)       in the case of a notice or other communication to the Purchaser at:
            Pasaje Mártir Olaya 129, Oficina 1203,
            Centro Empresarial José Pardo Torre A Miraflores,
            Lima, Perú

Attention: Michael Stocker

With a copy to:

Quarles & Brady, LLP
411 East Wisconsin Avenue, Suite 2040
Milwaukee, Wisconsin  53202
Attn:  Chad J. Wiener
Fax: 414-978-8198
Email: chad.wiener@quarles.com

(b)       in the case of a notice or other communication to the Vendors or SEA at:
            106 Front Street East, Suite 400
            Toronto, Ontario  M5A 1E1

Attention:  President
Fax:  (416) 367-2711

or at such other address or number as the party to whom such notice or other communication is to be given has last notified the party giving the same in the manner provided in this §13.8.  Any notice or other communication which is delivered or sent by means of electronic transmission will be deemed to have been given and received on the day after it is delivered or transmitted, provided that if such day is not a Business Day, the notice or other communication will be deemed to have been given and received on the next Business Day following such day.

Time

13.9           Time will be of the essence hereof.

Enurement

13.10          All the terms and provisions of this Agreement will be binding upon and enure to the benefit of the parties hereto and their respective successors and assigns.

[THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

Entire Agreement

13.11           This Agreement and the Schedules attached hereto set forth the entire agreement and understanding of the parties in respect of the transactions contemplated hereby and supersede the LOI and all previous agreements and understandings, oral or written, among the parties or their respective representatives with respect to the matters herein and will not be modified or amended except by written agreement signed by the parties to be bound thereby.

IN WITNESS WHEREOF the parties have duly executed these presents as of the day and year first above written.

SEABRIDGE GOLD CORPORATION

/s/Rudi Fronk
Rudi Fronk
Authorized Signatory

PACIFIC INTERMOUNTAIN GOLD
CORPORATION

/s/Rudi Fronk
Rudi Fronk
Authorized Signatory

SEABRIDGE GOLD INC.

/s/Rudi Fronk
Rudi Fronk
Authorized Signatory

CONSTITUTION MINING CORP.

/s/Michael Stocker
Michael Stocker
Authorized Signatory

SCHEDULE A

LEASEHOLD PROPERTIES

County	Project	# of Claims	Operator	Owner(s)	Notes:	County
Nevada:						Nevada:
CHURCHILL	ARON (Aron & Windmill claims)	20	SEABRIDGE	RENEGADE (10) + EM CRIST(10)	Lease from Renegade Exploration Inc.	CHURCHILL
ELKO	MOUNT WILSON (W.C. claims)	8	PIGCO	MARGRAF et al	Lease from Margraf et al	ELKO
NYE	RAYS (RAYS & SAM claims)	25	PIGCO	DK JENNINGS	Lease from Jennings et al	NYE
NYE	CLIFFORD (COUGAR & TERRY claims)	4	PIGCO	AJ CLIFFORD et al	Lease from Boscovich and Clifford et al	NYE
NYE	HANNAPAH (DODGE & LORIE claims)	6	PIGCO	BC DUTCHER	Lease from Dutcher	NYE
NYE	McCANN (RUBY claim)	1	PIGCO	L BOSCOVICH + BOTTOM FAMILY TRUST	Lease from Bottom Family trust	NYE
NYE	MERGER (RUBY claims)	3	PIGCO	B&M BOSCOVICH + RE&GE CLIFFORD	Lease from Boscovich et al	NYE
NYE	THUNDER MTNISILVER ACE (SILVER ACE claim)	1	PIGCO	L BOSCOVICH + BOTTOM FAMILY TRUST	Lease from Bottom Family Trust	NYE
NYE	THUNDER MTN/TOUGH NUT (TOUGH NUT claims)	2	PIGCO	L BOSCOVICH + BOTTOM FAMILY TRUST	Lease from Bottom Family Trust	NYE

A - 1

SCHEDULE B

CLAIMS

County	Project	# of Claims	Operator	Owner(s)	Notes:	County
Nevada:						Nevada:
CHURCHILL	WESTGATE (M claims)	98	SEABRIDGE	SEABRIDGE		CHURCHILL
ELKO	MAVERICK NORTH (RE claims)	28	PIGCO	PIGCO		ELKO
ELKO	MOUNT WILSON (DC claims)	31	PIGCO	PIGCO		ELKO
ESMERALDA	CASTLE ROCK (CP,JD,NBSS,NEW,DJ,JAZ&WE S claims)	125	SEABRIDGE	PLATORO (73) + KENNECOTT (20) + GREAT BASIN (32)	Agreement with Platoro	ESMERALDA
ESMERALDA	CLAYTON RIDGE (LA claims)	6	PIGCO	PIGCO		ESMERALDA
ESMERALDA	GILBERT SOUTH (CC claims)	102	PIGCO	PIGCO		ESMERALDA
ESMERALDA	MILLER'S SOUTH (AS claims)	21	PIGCO	PIGCO		ESMERALDA
HUMBOLDT	KING'S RIVER (AT claims)	44	PIGCO	PIGCO		HUMBOLDT
MINERAL	TETON (LP claims)	20	PIGCO	PIGCO		MINERAL
NYE	B.A.BRECCIA (BAB claims)	18	PIGCO	PIGCO		NYE
NYE	BAXTER SPRINGS (BAXTER & PZ claims)	40	PIGCO	PIGCO		NYE
NYE	BELLEHELLEN WEST (YH claims)	18	PIGCO	PIGCO		NYE
NYE	CLIFFORD (CM claims)	64	PIGCO	PIGCO	Castleworth Ventures (lessee)	NYE
NYE	EDEN (EN claims)	21	PIGCO	PIGCO		NYE
NYE	ELLENDALE (YC and TF claims)	168	PIGCO	PIGCO		NYE
NYE	FOUR MILE BASIN (KM claims)	207	PIGCO	PIGCO		NYE
NYE	GEORGE'S CANYON (GC claims)	30	PIGCO	PIGCO		NYE
NYE	GOLDEN ARROW SOUTH (GS claims)	230	PIGCO	PIGCO		NYE
NYE	HANNAPAH (HP,HANN & HANNA claims)	196	PIGCO	PIGCO		NYE

B - 1

County	Project	# of Claims	Operator	Owner(s)	Notes:	County
Nevada:						Nevada:
NYE	LIBERTY SPRINGS (LB claims)	80	PIGCO	PIGCO		NYE
NYE	MERGER (BH claims)	46	PIGCO	PIGCO		NYE
NYE	MIDWAY ISLANDS	16	PIGCO	PIGCO		NYE
	(KN,MWAY,NY & RF claims)
NYE	MIDWAY NW (DB claims)	40	PIGCO	PLACER DOME	Agreement with Placer Dome US Inc.	NYE
NYE	MIDWAY SW (DBS claims)	47	PIGCO	PLACER DOME	Agreement with Placer Dome US Inc.	NYE
NYE	RAYS (SE claims)	62	PIGCO	PIGCO		NYE
NYE	STONEWALL (SW claims)	73	PIGCO	PIGCO		NYE
NYE	THUNDER MOUNTAIN (AW claims)	173	PIGCO	PIGCO		NYE
NYE	THUNDER MOUNTAIN (AW claims)	53	PIGCO	PIGCO	Castleworth Ventures is registered as lessee	NYE
NYE	McCANN (MC claims)	24	PIGCO	PIGCO		NYE

B - 2

SCHEDULE C

CONTRACTS

1.
Mining Lease and Agreement – Rays Project among Donald K. Jennnings, Joe Leising and Pamela Leising and Pacific Intermountain Gold Corporation (“PIGCO”) dated January 3, 2003 relating to the lease of unpatented mining claims in Nye County Nevada.

2.
Mining Lease Agreement among Margraf Explosives, Inc., Mountain View Exploration, Inc., Donald M. and Inge M. Duncan Family Trust, 1994 and PIGCO dated April 28, 2003 relating to the lease of mining claims in Elko County, Nevada.

3.	Mining Lease and Agreement – Tough Nut Project between Bottom Family Trust and PIGCO dated October 10, 2002 relating to the lease of two unpatented mining claims in Nye County, Nevada.

4.
Mining Lease and Agreement – Silver Ace Project between Limon KL Boscovich and the Bottom Family Trust and PIGCO dated October 10, 2002 relating to the lease of one unpatented mining claim in Nye County, Nevada.

5.
Mining Lease and Agreement – Merger Project among Bozo Boscovich, William Roy Clifford and Gladys E. Clifford and PIGCO dated November 1, 2002 relating to the lease of three unpatented mining claims in Nye County Nevada.

6.	Mining Lease and Agreement – Hannapah Project between Bruce C. Dutcher and PIGCO dated November 7, 2002 relating to the lease of six unpatented and eight patented mining claims in Nye County, Nevada.

7.
Mining Lease and Agreement – McCann Project between Bottom Family Trust and PIGCO dated October 10, 2002 and amended Oct 10, 2003, relating to the lease of one unpatented mining claim in Nye County, Nevada.

8.	Mining Lease and Agreement between Platoro West, Inc., and Seabridge Resources Inc., dated August 15, 2000 relating to the lease of unpatented mining claims in Esmerelda County, Nevada.

9.
Mining Lease and Agreement – Aron Project, between Renegade Exploration Inc., and Elliot Crist and Seabridge Gold Corporation dated October 9, 2002 relating to the lease of unpatented mining claims in Churchill County, Nevada.

10.
Mining Lease and Agreement – Clifford Project among Bozo Boscovich, William Roy Clifford and Gladys E. Clifford and PIGCO dated November 1, 2002 relating to the lease of three unpatented mining claims in Nye County, Nevada.

11.	Letter Agreement between Placer Dome Exploration Inc. (“PDX”) and PIGCO, undated, relating to the DB and DBS groups of unpatented mining claims in Nye County, Nevada.

C - 1

SCHEDULE D

LOCK-UP AND LEGEND REMOVAL AGREEMENT

THIS AGREEMENT dated for reference the ● day of  ●, 2010.

BETWEEN:

SEABRIDGE GOLD INC.
(hereinafter called the "Undersigned")

AND:

CONSTITUTION MINING CORP.
(hereinafter called the "Issuer")

WHEREAS pursuant to an asset purchase agreement dated April 1, 2010 among the Undersigned, the Issuer, Seabridge Gold Corporation and Pacific Intermountain Gold Corporation (the "Asset Purchase Agreement"), the Issuer agreed to, among other things, issue to the Undersigned the Locked-up Shares (as that term is defined in the Asset Purchase Agreement), being 2,000,000 shares in the common stock of the Purchaser, par value $0.001 per share;

AND WHEREAS the Undersigned has agreed to certain resale restrictions on the Locked-up Shares, upon and subject to the terms and conditions hereinafter more particularly set out;

AND WHEREAS the Undersigned has agreed that the Locked-up Shares will be issued with a legend (the "Legend") restricting transfer pursuant to the terms and conditions of this Agreement;

NOW THEREFORE THIS AGREEMENT WITNESSETH that in consideration of the premises and in consideration of the sum of Ten Dollars ($10.00) now paid by the parties hereto, each to the other, (the receipt whereof is hereby acknowledged) and in further consideration of the mutual covenants and conditions hereinafter contained, the parties hereto agree as follows:

PART 1                      DEFINITIONS

1.1.        In this Agreement capitalized terms not otherwise defined have the meanings ascribed thereto in the Asset Purchase Agreement.

PART 2                      RESTRICTION ON TRANSFERS; RELEASE OF SHARES

2.1.        The Undersigned shall not sell, deal in, assign, transfer in any manner whatsoever or agree to sell, deal in, assign or transfer in any manner whatsoever any of the Locked-up Shares or beneficial ownership of or any interest in them until the earlier of (i) [●], 2013 [insert date that is thirty-six (36) months from the Closing Date] or (ii) such date that additional exploration activity on any one or more of the Mineral Properties (as defined in the Asset Purchase Agreement) results in a resource estimate (the "Resource Estimate") demonstrating an increase in identified “measured and indicated mineral resources” (as defined in the Canadian Institute of Mining, Metallurgy and Petroleum Definition Standards ("CIM")) such that the total number of reportable ounces of “resources” (as defined in the CIM) for the Mineral Properties grows to 1,000,000 (or more) ounces (inclusive of the existing base of 215,000 ounces), except in the following circumstances:

(a)
to another person or persons, including, without limitation, one or more Affiliates of the Undersigned, each of whom enters into an agreement with the Issuer having the same terms and conditions as this Agreement for the balance of the period remaining under this Agreement;

(b)
as a pledge, mortgage or charge to a financial institution as collateral for a loan, provided that the certificate(s) representing the Locked-up Shares or other evidence of the Locked-up Shares will not be transferred or delivered to the financial institution for this purpose.  The loan agreement must provide that the Locked-up Shares will remain subject to the terms of this Agreement if the lender realizes on the Locked-up Shares to satisfy the loan;

(c)
in the event of a bankruptcy of the Undersigned, the Locked-up Shares may be transferred to a trustee in bankruptcy or another person or company entitled to Locked-up Shares on bankruptcy provided that prior to the transfer, the Issuer receives from the transferee(s) a fully executed agreement with the Issuer in the form of this Agreement evidencing the transferee's agreement to be bound;

(d)
in the event of a liquidation, winding-up or receivership of the Undersigned, the Locked-up Shares may be transferred to the person or persons entitled to receive the Locked-up Shares on liquidation, winding-up or receivership provided that prior to the transfer, the Issuer receives a fully executed agreement with the Issuer in the form of this Agreement evidencing the transferee's agreement to be bound;

(e)
the transfer is to an institutional or other large investor that wishes to purchase a large block of the Locked-up Shares, if consented to by the Issuer.  The Undersigned may, by notice in writing delivered to the Issuer, request permission for a transfer or sale by the Undersigned of all or some portion of the Shares to such an institutional or other large investor.  The notice shall specify the name of the proposed transferee or purchaser, the number of Locked-up Shares and the proposed date of the transfer or purchase.  The Issuer will act reasonably and on a timely basis in considering requests under this Section 2.1(e).  Before such transfer or sale may occur, the institutional or other large investor must first execute an investment letter, addressed and delivered to the Issuer, stating that it is acquiring the said Locked-up Shares for investment purposes and not for the purposes of resale.

2.2. The Undersigned agrees and consents to the entry of stop transfer instructions with the Issuer’s transfer agent and registrar against any transfer of the Undersigned’s Locked-up Shares not in compliance with the foregoing restrictions.

PART 3                      RESOURCE ESTIMATE

3.1.       If the results of exploration, if any, of one or more of the Mineral Properties conducted by or on behalf of the Issuer would reasonably be expected to provide the basis for the Resource Estimate, the Issuer shall use its commercially reasonable efforts to complete the Resource Estimate.

3.2.      The Issuer shall provide written notice to the Undersigned of the completion of the Resource Estimate immediately upon completion of the Resource Estimate, if any.

PART 4                      NOTICE OF SALES; LEGEND; LEGEND REMOVAL

4.1.       As promptly as possible following the day that the Undersigned consummates any sale, deal in, assignment, transfer in any manner whatsoever or agrees to sell, deal in, assign or transfer in any manner whatsoever, any of the Locked-up Shares or beneficial ownership of or any interest in the Locked-up Shares under Section 2.1 hereof, the Undersigned shall notify the Issuer of such transaction.

4.2.       Each of the Locked-up Shares shall bear a Legend substantially as follows:

The securities represented by this certificate are subject to certain restrictions set forth in that certain Lock-up and Legend Removal Agreement, dated as of [●], 2010, as may be amended or modified from time to time, by and between Constitution Mining Corp. and Seabridge Gold Inc.

4.3.      After completion by the Issuer of the Resource Estimate, the Undersigned, by notice in writing delivered to the Issuer, may request that the Legend be removed from the Locked-up Shares.  Forthwith upon receipt by the Issuer of such a request, the Issuer shall use its best efforts to have the Legend removed from the Locked-up Shares, including by instructing the Issuer's transfer agent to remove the Legend and by paying promptly any fees and expenses associated with the removal of the Legend.  The Undersigned shall co-operate with the Issuer in respect of the removal of the Legend, including by presenting the certificate(s) representing the Locked-up Shares or other evidence of the Locked-up Shares to the Issuer's transfer agent if necessary.

PART 5                      NOTICES

5.1         Any notice or other communication required or permitted to be given hereunder or for the purposes hereof will be sufficiently given if delivered to the party to whom it is given or sent by means of electronic transmission addressed to such party:

(a)    in the case of a notice or other communication to the Issuer at:

Pasaje Mártir Olaya 129, Oficina 1203,
Centro Empresarial José Pardo Torre A Miraflores,
Lima, Perú

Attention: Michael Stocker

(b)    in the case of a notice or other communication to the Undersigned at:

106 Front Street East, Suite 400
Toronto, Ontario  M5A 1E1

Attention:  President

Fax:  (416) 367-2711

or at such other address or number as the party to whom such notice or other communication is to be given has last notified the party giving the same in the manner provided in this Section 5.1.  Any notice or other communication which is delivered or sent by means of electronic transmission will be deemed to have been given and received on the day after it is delivered or transmitted, provided that if such day is not a day other than a Saturday, Sunday or statutory holiday in Vancouver, British Columbia (a "Business Day"), the notice or other communication will be deemed to have been given and received on the next Business Day following such day.

PART 6                      GENERAL

6.1.        This Agreement shall enure to the benefit of and be binding upon the parties hereto, their and each of their heirs, executors, administrators, successors and permitted assigns.

6.2.        Time shall be of the essence of this Agreement.

6.3.         This Agreement shall be governed by and construed in accordance with the laws of the Province of British Columbia and the federal laws of Canada applicable therein, without reference to conflicts of laws.

6.4.          This Agreement, including the schedules hereto, constitutes the entire agreement and understanding between and among the parties hereto with respect to the subject matter hereof and supersedes any prior agreement, representation or understanding with respect thereto.

6.5.          This Agreement may not be modified, amended, altered or supplemented, except upon the execution and delivery of a written agreement executed by all of the parties hereto.

6.6.          This Agreement may be executed in several parts in the same form and such part as so executed shall together constitute one original agreement, and such parts, if more than one, shall be read together and construed as if all the signing parties hereto had executed one copy of this Agreement.

[Remainder of page intentionally left blank]

-  -

IN WITNESS WHEREOF the parties have executed these presents as and from the day and year first above written.

SEABRIDGE GOLD INC.

Per:____________________________________
           Authorized signatory

CONSTITUTION MINING CORP.

Per:_______________
            Authorized signatory

-  -

SCHEDULE E

AUTHORIZATIONS AND CONSENTS REQUIRED BY THE VENDORS

1.
Consent required pursuant to the Mining Lease Agreement among Margraf Explosives, Inc., Mountain View Exploration, Inc., Donald M. and Inge M. Duncan Family Trust, 1994 and Pacific Intermountain Gold Corporation (“PIGCO”) dated April 28, 2003.

2.
Agreement to be bound pursuant to the Letter Agreement between Placer Dome Exploration Inc. (“PDX”) and PIGCO, undated, relating to the DB and DBS groups of unpatented mining claims in Nye County, Nevada.

E - 1

SCHEDULE F

AUTHORIZATIONS AND CONSENTS REQUIRED BY THE PURCHASER

None.

F - 1

SCHEDULE G

DELIVERIES OF THE VENDORS AT CLOSING

1.	Quitclaims for the transfer of the Claims to the Purchaser, in form and substance acceptable to Purchaser, acting reasonably.

2.	Assignment and Assumption Agreement.

3.	Lock-up and Legend Removal Agreement.

4.	A certified copy of a resolution of each of Vendors and SEA’s directors authorizing the entering into of this Agreement and the sale of the Assets provided for in this Agreement.

5.
A certificate executed by an officer of each Vendor and SEA as to the accuracy of their representations and warranties as of the Closing Date and as to the compliance with and performance of their covenants and obligations to be performed or complied with at or before the Closing.

6.	Technical Data

G - 1

SCHEDULE H

DELIVERIES OF THE PURCHASER AT CLOSING

1.	Assignment and Assumption Agreement.

2.	Promissory Note.

3.	Debenture.

4.	Lock-up and Legend Removal Agreement.

5.	A certified copy of a resolution of the Purchaser’s directors authorizing the entering into of this Agreement and the purchase of the Assets provided for in this Agreement.

6.
A certificate executed by an officer of Purchaser as to the accuracy of its representations and warranties as of the Closing date and as to the compliance with and performance of its covenants and obligations to be performed or complied with at or before the Closing.

H - 1

SCHEDULE I

ASSIGNMENT AND ASSUMPTION AGREEMENT

ASSIGNMENT AND ASSUMPTION AGREEMENT

THIS AGREEMENT made as of the ● day of ●, 2010.

AMONG:

SEABRIDGE GOLD CORPORATION, a corporation existing under the laws of Nevada having a registered office at Suite 260, 6121 Lakeside Drive, Reno, Nevada 89511

(“Seabridge”)

and

PACIFIC INTERMOUNTAIN GOLD CORPORATION, a corporation existing under the laws of Nevada and having a registered office at Suite 260, 6121 Lakeside Drive, Reno, Nevada 89511

(“PIGC”)

(Seabridge and PIGC are referred to collectively as the “Vendors”)

OF THE FIRST PART

AND:

SEABRIDGE GOLD INC., a corporation existing under the laws of Canada and having offices at 106 Front Street East, Suite 400, Toronto, Ontario, Canada M5A 1E1

(“SEA”)

OF THE SECOND PART

AND:

CONSTITUTION MINING CORP., a corporation existing under the laws of the State of Delaware and having offices at Pasaje Mártir Olaya 129, Oficina 1203, Centro Empresarial José Pardo Torre A Miraflores, Lima, Perú

(the “Purchaser”)

OF THE THIRD PART

WHEREAS by an Asset Purchase Agreement dated April 1, 2010 (the “Purchase Agreement”) made among the Vendors, SEA and the Purchaser, the Vendors agreed to transfer to the Purchaser and the Purchaser agreed to purchase, the Assets and the Purchaser agreed to assume all obligations of the Vendors or SEA which arise under the Closing Date in respect of the Contracts.

NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the mutual covenants herein contained and other good and valuable consideration (the receipt and sufficiency of which is hereby acknowledged by each of the parties) the parties hereto covenant and agree as follows:

1.	Definitions

In this Agreement:

(a)
terms which are defined in the Purchase Agreement which are used and capitalized in this Agreement shall have the respective meanings specified in the Purchase Agreement except as otherwise defined herein;

(b)	“Assets” means all of the (i) Mineral Properties and (ii) Technical Data;

(c)	“Contracts” means the agreements listed in Schedule C hereto;

(d)	“Mineral Properties” means the Leasehold Properties described in Schedule A hereto and the Claims described in Schedule B hereto; and

(e)
“Technical Data” means all of the technical data and correspondence which the Vendors have in respect of the Mineral Properties including, without limitation, reports, drill core and logs, metallurgical samples and digital data files.

2.	Assignment

Each of the Vendors hereby absolutely assign, convey, transfer and set over unto the Purchaser,

(a)           all of their respective right, title and interest in and to the Assets; and

(b)           (i)           all of their respective right, title and interest in and to the Contracts;

(i)           any and all payments due or accruing due or at any time after the Closing
               Date to become due to the Vendors under the Contracts; and

(ii)          the benefit of all guarantees, warranties, indemnities and covenants made or given by the parties to the Contracts other than the Vendors,

with full power and authority to sue for damages for breach of any warranty or covenant or for specific performance of covenants in the name of the Vendors.

3.	Assumption by the Purchaser

As of the Closing Date, the Purchaser does hereby assume those obligations and liabilities of the Vendors under the Contracts which are to be paid, satisfied, discharged, performed or fulfilled after the Closing Date and which did not arise directly or indirectly as a result of a default occurring prior to the Closing Date (which obligations and liabilities are herein called the “Purchaser Assumed Obligations”) and covenants and agrees with the Vendors and SEA that from the Closing Date the Purchaser will pay, satisfy, discharge, perform and fulfil all the Purchaser Assumed Obligations.

4.	Vendors to Hold Property Interests in Trust

Should any property or right intended to be transferred hereunder not be transferred to the Purchaser at the Closing, the Vendors will hold such property or right as bare trustee in trust for and at the sole cost (without any premium) of the Purchaser from the Closing Date until such property or right is effectually transferred.

5.	Governing Law

This Agreement shall be governed by and construed in accordance with the laws of the Province of British Columbia and of Canada applicable to the Province of British Columbia.

6.	Further Assurances

Each of the parties shall at all times hereafter execute and deliver all such further documents and instruments and shall do such further acts and things as may be reasonably required to give full effect to this Agreement.

7.	Inurnment

This Agreement shall enure to the benefit of and be binding upon the parties hereto and their respective successors and assigns.

8.	Counterparts

This Agreement may be executed in counterparts and when each party has executed a counterpart each of such counterparts shall be deemed to be an original and all of such counterparts when taken together shall constitute one and the same agreement.

9.	Execution

This Agreement may be executed and delivered by facsimile.

[The remainder of this page intentionally left blank]

IN WITNESS WHEREOF this Agreement has been executed as of the day and year first above written.

SEABRIDGE GOLD CORPORATION

Authorized Signatory

PACIFIC INTERMOUNTAIN GOLD

CORPORATION

Authorized Signatory

SEABRIDGE GOLD INC.

Authorized Signatory

CONSTITUTION MINING CORP.

Authorized Signatory

Schedule A

Leasehold Properties

County	Project	# of Claims	Operator	Owner(s)	Notes:	County
Nevada:						Nevada:
CHURCHILL	ARON (Aron & Windmill claims)	20	SEABRIDGE	RENEGADE (10) + EM CRIST(10)	Lease from Renegade Exploration Inc.	CHURCHILL
ELKO	MOUNT WILSON (W.C. claims)	8	PIGCO	MARGRAF et al	Lease from Margraf et al	ELKO
NYE	RAYS (RAYS & SAM claims)	25	PIGCO	DK JENNINGS	Lease from Jennings et al	NYE
NYE	CLIFFORD (COUGAR & TERRY claims)	4	PIGCO	AJ CLIFFORD et al	Lease from Boscovich and Clifford et al	NYE
NYE	HANNAPAH (DODGE & LORIE claims)	6	PIGCO	BC DUTCHER	Lease from Dutcher	NYE
NYE	McCANN (RUBY claim)	1	PIGCO	L BOSCOVICH + BOTTOM FAMILY TRUST	Lease from Bottom Family trust	NYE
NYE	MERGER (RUBY claims)	3	PIGCO	B&M BOSCOVICH + RE&GE CLIFFORD	Lease from Boscovich et al	NYE
NYE	THUNDER MTNISILVER ACE (SILVER ACE claim)	1	PIGCO	L BOSCOVICH + BOTTOM FAMILY TRUST	Lease from Bottom Family Trust	NYE
NYE	THUNDER MTN/TOUGH NUT (TOUGH NUT claims)	2	PIGCO	L BOSCOVICH + BOTTOM FAMILY TRUST	Lease from Bottom Family Trust	NYE

Schedule B

Claims

County	Project	# of Claims	Operator	Owner(s)	Notes:	County
Nevada:						Nevada:
CHURCHILL	WESTGATE (M claims)	98	SEABRIDGE	SEABRIDGE		CHURCHILL
ELKO	MAVERICK NORTH (RE claims)	28	PIGCO	PIGCO		ELKO
ELKO	MOUNT WILSON (DC claims)	31	PIGCO	PIGCO		ELKO
ESMERALDA	CASTLE ROCK (CP,JD,NBSS,NEW,DJ,JAZ&WE S claims)	125	SEABRIDGE	PLATORO (73) + KENNECOTT (20) + GREAT BASIN (32)	Agreement with Platoro	ESMERALDA
ESMERALDA	CLAYTON RIDGE (LA claims)	6	PIGCO	PIGCO		ESMERALDA
ESMERALDA	GILBERT SOUTH (CC claims)	102	PIGCO	PIGCO		ESMERALDA
ESMERALDA	MILLER'S SOUTH (AS claims)	21	PIGCO	PIGCO		ESMERALDA
HUMBOLDT	KING'S RIVER (AT claims)	44	PIGCO	PIGCO		HUMBOLDT
MINERAL	TETON (LP claims)	20	PIGCO	PIGCO		MINERAL
NYE	B.A.BRECCIA (BAB claims)	18	PIGCO	PIGCO		NYE
NYE	BAXTER SPRINGS (BAXTER & PZ claims)	40	PIGCO	PIGCO		NYE
NYE	BELLEHELLEN WEST (YH claims)	18	PIGCO	PIGCO		NYE
NYE	CLIFFORD (CM claims)	64	PIGCO	PIGCO	Castleworth Ventures (lessee)	NYE
NYE	EDEN (EN claims)	21	PIGCO	PIGCO		NYE
NYE	ELLENDALE (YC and TF claims)	168	PIGCO	PIGCO		NYE
NYE	FOUR MILE BASIN (KM claims)	207	PIGCO	PIGCO		NYE
NYE	GEORGE'S CANYON (GC claims)	30	PIGCO	PIGCO		NYE
NYE	GOLDEN ARROW SOUTH (GS claims)	230	PIGCO	PIGCO		NYE
NYE	HANNAPAH (HP,HANN & HANNA claims)	196	PIGCO	PIGCO		NYE
NYE	LIBERTY SPRINGS (LB claims)	80	PIGCO	PIGCO		NYE
NYE	MERGER (BH claims)	46	PIGCO	PIGCO		NYE
NYE	MIDWAY ISLANDS	16	PIGCO	PIGCO		NYE
	(KN,MWAY,NY & RF claims)
NYE	MIDWAY NW (DB claims)	40	PIGCO	PLACER DOME	Agreement with Placer Dome US Inc.	NYE
NYE	MIDWAY SW (DBS claims)	47	PIGCO	PLACER DOME	Agreement with Placer Dome US Inc.	NYE
NYE	RAYS (SE claims)	62	PIGCO	PIGCO		NYE
NYE	STONEWALL (SW claims)	73	PIGCO	PIGCO		NYE
NYE	THUNDER MOUNTAIN (AW claims)	173	PIGCO	PIGCO		NYE
NYE	THUNDER MOUNTAIN (AW claims)	53	PIGCO	PIGCO	Castleworth Ventures is registered as lessee	NYE
NYE	McCANN (MC claims)	24	PIGCO	PIGCO		NYE

Schedule C

Contracts

1.
Mining Lease and Agreement – Rays Project among Donald K. Jennnings, Joe Leising and Pamela Leising and Pacific Intermountain Gold Corporation (“PIGCO”) dated January 3, 2003 relating to the lease of unpatented mining claims in Nye County Nevada.

2.
Mining Lease Agreement among Margraf Explosives, Inc., Mountain View Exploration, Inc., Donald M. and Inge M. Duncan Family Trust, 1994 and PIGCO dated April 28, 2003 relating to the lease of mining claims in Elko County, Nevada.

3.	Mining Lease and Agreement – Tough Nut Project between Bottom Family Trust and PIGCO dated October 10, 2002 relating to the lease of two unpatented mining claims in Nye County, Nevada.

4.
Mining Lease and Agreement – Silver Ace Project between Limon KL Boscovich and the Bottom Family Trust and PIGCO dated October 10, 2002 relating to the lease of one unpatented mining claim in Nye County, Nevada.

5.
Mining Lease and Agreement – Merger Project among Bozo Boscovich, William Roy Clifford and Gladys E. Clifford and PIGCO dated November 1, 2002 relating to the lease of three unpatented mining claims in Nye County Nevada.

6.	Mining Lease and Agreement – Hannapah Project between Bruce C. Dutcher and PIGCO dated November 7, 2002 relating to the lease of six unpatented and eight patented mining claims in Nye County, Nevada.

7.
Mining Lease and Agreement – McCann Project between Bottom Family Trust and PIGCO dated October 10, 2002 and amended Oct 10, 2003, relating to the lease of one unpatented mining claim in Nye County, Nevada.

8.	Mining Lease and Agreement between Platoro West, Inc., and Seabridge Resources Inc., dated August 15, 2000 relating to the lease of unpatented mining claims in Esmerelda County, Nevada.

9.
Mining Lease and Agreement – Aron Project, between Renegade Exploration Inc., and Elliot Crist and Seabridge Gold Corporation dated October 9, 2002 relating to the lease of unpatented mining claims in Churchill County, Nevada.

10.
Mining Lease and Agreement – Clifford Project among Bozo Boscovich, William Roy Clifford and Gladys E. Clifford and PIGCO dated November 1, 2002 relating to the lease of three unpatented mining claims in Nye County, Nevada.

11.	Letter Agreement between Placer Dome Exploration Inc. (“PDX”) and PIGCO, undated, relating to the DB and DBS groups of unpatented mining claims in Nye County, Nevada.

SCHEDULE J

DEBENTURE

NEITHER THIS SECURITY NOR THE SECURITIES INTO WHICH THIS SECURITY IS CONVERTIBLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY. THIS SECURITY AND THE SECURITIES ISSUABLE UPON CONVERSION OF THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY SUCH SECURITIES.

UNLESS PERMITTED UNDER CANADIAN SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE THE DATE THAT IS 4 MONTHS AND A DAY AFTER THE LATER OF (I) ●, 2010, AND (II) THE ISSUER BECAME A REPORTING ISSUER IN ANY PROVINCE OR TERRITORY.

CONSTITUTION MINING CORP.

(Organized under the laws of Delaware)

US$1,000,000

Secured 8% Convertible Debenture due ●, 2012

For value received, CONSTITUTION MINING CORP. (the "Corporation"), of Pasaje Mártir Olaya 129, Oficina 1203, Centro Empresarial José Pardo Torre A Miraflores, Lima, Perú, hereby acknowledges itself indebted to and promises to pay to SEABRIDGE GOLD INC., at 106 Front Street East, Suite 400, Toronto, Ontario, Canada M5A 1E1 (the "Holder"), on ●, 2012, $1,000,000 in lawful money of the United States of America (unless this Debenture shall have been previously redeemed or converted in accordance with the terms and conditions attached hereto as Schedule "A" and forming part hereof (the "Terms and Conditions")) and to pay interest on such Principal Amount at a rate of eight per cent per annum (8%) until paid commencing on the date of this Debenture, as provided in the Terms and Conditions.  This Debenture is convertible, at the option of the Holder, into Common Shares and is redeemable at the option of the Corporation, upon and subject to the provisions and conditions contained in the Terms and Conditions. The Schedules and the Exhibits attached hereto are incorporated in this Debenture by reference and are deemed to be an integral part hereof. The Corporation waives presentment, demand for performance, notice of non-performance, notice of dishonour, protest and notice of protest and any other notice in respect of this Debenture.

Capitalized words in this Debenture, not otherwise defined herein, have the meanings ascribed to such words in the Terms and Conditions.

IN WITNESS WHEREOF the Corporation has caused this Debenture to be executed by its duly authorized officer as of the ● day of ●, 2010.

CONSTITUTION MINING CORP.

Per:_____________________________
             Authorized Signing Officer

SCHEDULE "A"
Terms and Conditions applicable to Secured 8% Convertible Debenture dated as of ●, 2010 issued by

CONSTITUTION MINING CORP.

ARTICLE 1

INTERPRETATION

1.1          Defined Terms

In addition to the terms parenthetically defined herein, in this Debenture the following terms shall have the following meanings respectively:

"affiliates" means, in relation to any Person, any other Person that controls, is controlled by or is under common control with the first mentioned Person, and for the purposes of this definition and references in this Debenture to "affiliate", "control" means the possession, directly or indirectly, by such Person of the power to direct or cause the direction of the management and policies of the first mentioned Person, whether through the ownership of voting securities or otherwise;

"Business Day" means any day, other than Saturday, Sunday or any statutory holiday in the city of Toronto, Ontario;

"Capital Reorganization" has the meaning attributed to such term in Subsection 3.3(d);

"Change in Control" means the acquisition of beneficial voting control or direction over 50.1% or more of the issued and outstanding Common Shares, calculated on a fully diluted basis, excluding any acquisition of Common Shares by Seabridge Gold Inc. or any of its affiliates;

"Closing Market Price" at any date means the closing price per share for Common Shares on or through, as applicable, the Principal Market;

"Common Share Reorganization" has the meaning attributed to such term in Subsection 3.3(a);

"Common Shares" means the shares of Common Stock in the capital of the Corporation, as such shares exist as at the Date of Issue; provided that, in the event of a subdivision, redivision, reduction, combination or consolidation thereof, or successive such subdivisions, redivisions, reductions, combinations or consolidations, then, subject to adjustments, if any, having been made in accordance with Section 3.3, shall thereafter mean the shares resulting from such subdivision, redivision, reduction, combination or consolidation;

"Conversion Price" has the meaning attributed to such term in Subsection 3.1(a);

"Convertible Security" has the meaning attributed to such term in Subsection 3.3(b);

"Date of Conversion" has the meaning attributed to such term in Subsection 3.2(b);

"Date of Issue" means the date hereof;

"Debenture" means this secured convertible debenture of the Corporation due on the Maturity Date;

"Debts" means cash amounts borrowed by the Corporation and, without duplication, amounts owed by the Corporation under promissory notes, debentures, bonds, obligations, responsibilities, expenses (including trade payables) or other instruments evidencing indebtedness of the Corporation;

"Default" means any event or condition that constitutes an Event of Default or that would constitute an Event of Default except for satisfaction of any condition subsequent required to make the event or condition an Event of Default, including giving of any notice, passage of time, or both;

"Event of Default" has the meaning attributed to such term in Section 6.1;

"Holder" means the original holder of the Debenture or any successor, transferee or assignee of the original holder or any future Holder;

"including" means including without limitation;

"Interest Rate" means 8% per annum (subject to increase as set forth in Section 2.2), calculated annually and payable as set forth in Section 2.2;

"Material Adverse Change" means any change (or any condition, event or development involving a prospective change) in the business, operations, results of operations, assets, capitalization, financial condition, prospects, licenses, permits, concessions, rights, liabilities or privileges, whether contractual or otherwise, of the Corporation, that is, or could reasonably be expected to be, materially adverse to the business or financial condition of the Corporation;

"Maturity Date" has the meaning attributed to such term in Section 2.3;

"Mineral Properties" has the meaning attributed to such term in the Purchase Agreement;

"Obligations" means the aggregate of all indebtedness, obligations and liabilities, direct or indirect, absolute or contingent, matured or not, of the Corporation to the Holder wheresoever and howsoever incurred and whether incurred arising pursuant to this Debenture and whether incurred prior to, at the time of, or subsequent to the execution hereof, whether incurred alone or with another or others, including extensions and renewals;

"Optional Conversion" has the meaning attributed to such term in Subsection 3.1(b);

"Person" means any individual, partnership, limited partnership, joint venture, syndicate, sole proprietorship, company or corporation with or without share capital, unincorporated association, trust, trustee, executor, administrator or other legal personal representative, government or governmental authority or entity, however designated or constituted;

"Principal Amount" means $1,000,000 in lawful money of United States of America, less the amount of any principal which has been redeemed, repaid or satisfied by the conversion of such principal, or portion thereof, into Common Shares from time to time pursuant to this Debenture;

"Principal Market" means such stock exchange or quotation system on or through which the Common Shares are listed or quoted which has the highest trading volume in the calendar month immediately preceding such date, being as at the date hereof the OTC Bulletin Board;

"Purchase Agreement" means the Asset Purchase Agreement dated March 31, 2010 among the Corporation, the Holder, Seabridge Gold Corporation and Pacific Intermountain Gold Corporation;

"Redemption Date" with respect to the Debenture, means the date specified in a Redemption Notice as the date on which the outstanding Principal Amount of the Debenture will be redeemed by the Corporation;

"Redemption Notice" has the meaning attributed to such term in Section 4.1;

"Redemption Price" has the meaning attributed to such term in Section 4.1;

"Rights", "Rights Offering" and "Rights Period" have the respective meanings attributed to such terms in Subsection 3.3(b);

"Security Agreement" means the Security Agreement contemplated under the Purchase Agreement;

"Time of Expiry" means 4:00 p.m. (Toronto time) on the Maturity Date or, if there is an uncured Event of Default in effect at such time, such time shall automatically be extended to the time the Principal Amount of the Debenture and all other Obligations owing to the Holder have been paid in full;

"Trading Day" means a day on which the Principal Market is open for the trading of securities;

"Transfer Form" means the form of transfer substantially as annexed as Exhibit "1" hereto;

1.2         Exhibits

The following are the Exhibits which form part of this Debenture:

Exhibit "1":                                Form of Transfer
Exhibit "2":                                Form of Election of Conversion Privilege

1.3         Statutory References

Any reference in this Debenture to a statute shall be deemed to be a reference to such statute as amended, re-enacted or replaced from time to time.

1.4         Gender and Number

Unless the context otherwise requires, words importing the singular include the plural and vice-versa and words importing gender include all genders.

1.5         Monetary References

Any reference in this Debenture to "Dollars", "dollars" or the symbol "$" shall be deemed to be a reference to lawful money of the United States of America.

1.6       Day Not a Business Day

In the event that any day on which any action is required to be taken hereunder is not a Business Day, then such action shall be required to be taken on the requisite time on the first Business Day thereafter.

1.7    Invalidity of Provisions

Each of the provisions contained in this Debenture is distinct and severable and a declaration of invalidity or unenforceability of any such provision by a court of competent jurisdiction shall not affect the validity or enforceability of any other provision hereof.

1.8     Governing Law

This Debenture shall be governed by and construed in accordance with the laws of the Province of British Columbia and the laws of Canada applicable therein, governing contracts made and to be performed wholly therein, and without reference to its principles governing the choice or conflict of laws. The parties hereto irrevocably submit to the exclusive jurisdiction of the courts of the Province of British Columbia, sitting in the City of Vancouver, with respect to any dispute related to or arising from this Debenture.

1.9     Assignment

Subject to the restrictions on, and requirements for, transfer prescribed herein, the rights and obligations of the Corporation and the Holder shall be binding upon and shall enure to the benefit of their respective successors, heirs, executors, administrators and permitted transferees and assigns.  This Debenture may not be assigned by the Corporation.  This Debenture may be assigned by the Holder without the prior consent of the Corporation, subject to compliance with applicable securities legislation.

ARTICLE 2
THE NOTE

2.1    Status

This Debenture constitutes a direct, general and unconditional obligation of the Corporation.

2.2  Interest

(a)
The Principal Amount due under this Debenture shall bear interest at the Interest Rate from the Date of Issue to the earlier of the Maturity Date and the Date of Conversion (in respect of such Principal Amount then being converted, subject to the provisions in Article 3). Interest shall accrue on the outstanding Principal Amount from day to day both before and after default, demand, maturity and judgment, for the actual number of days elapsed on the basis of a year of 365 days. Where the calendar year of calculation contains 366 days, interest hereunder shall be expressed as a yearly rate for purposes of the Interest Act (Canada) as such rate multiplied by 366 and divided by 365. Such interest shall be payable in quarterly payments in arrears on the last day of each calendar quarter of each year in an amount determined by reference to the number of days in the applicable quarter and the Principal Amount outstanding on each such day, with the first such payment to fall due on March 31, 2010 and, for greater certainty, shall be payable before as well as after default.

(b)
Upon the occurrence of an Event of Default, the Interest Rate shall be increased to 15% per annum effective as of the date of such Event of Default.  Such 15% per annum interest rate shall remain in effect for as long as the Event of Default exists, and thereafter shall revert to 8% per annum effective as of the date such Event of Default no longer exists.

2.3     Maturity Date

The Debenture shall mature and the Principal Amount hereof shall become payable on ●, 2012 (the "Maturity Date") (unless this Debenture shall have been previously redeemed or converted in full in accordance with the provisions hereof).

2.4      Transfer and Legending of the Debenture and the Underlying Securities

(a)
Subject to any restriction under applicable law or policy of any applicable regulatory body, the Holder may at any time and from time to time have the Debenture or any portion of the Principal Amount thereof transferred.

(b)	The transferor of the Debenture or any portion of the Principal Amount thereof shall duly complete and execute a Transfer Form.

(c)
The Corporation shall not be charged with notice of or be bound to see to the execution of any trust, whether express, implied or constructive, in respect of the Debenture, except where the Corporation is required to take notice by statute or order of a court of competent jurisdiction and in such case the Corporation may transfer the Debenture on the direction of the holder thereof, whether named as trustee or otherwise, as though that Person were the beneficial owner thereof.

(d)
The Holder shall not be permitted to transfer the Debenture or issue or transfer any Common Shares issuable on conversion of the Debenture unless the Holder can demonstrate to the Corporation that such transfer or issue is not in connection with any transfers or conversions which are otherwise not in compliance with: (a) the Securities Act and the regulations thereunder if applicable, (b) the Securities Act (Ontario) and the rules and regulations thereunder, (c) applicable securities laws and regulations of other relevant jurisdictions, and (d) the policies of the Principal Market.

The Holder acknowledges that this Debenture and the securities underlying the Debenture are subject to resale restrictions in the United States and Canada, except as permitted by applicable securities laws and the terms of this Debenture and acknowledges that the certificates representing the Common Shares issuable upon the conversion of this Debenture will, in addition to any other legends required under applicable securities laws, bear the following legends denoting the restrictions on transfer:

THE SECURITIES REPRESENTED BY THIS INSTRUMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED, EXCEPT UPON DELIVERY TO THE COMPANY OF AN OPINION OF COUNSEL, SATISFACTORY TO THE BOARD OF DIRECTORS, THAT AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE AND THAT SUCH TRANSFER WILL NOT RESULT IN ANY VIOLATION OF THE LAW.

UNLESS PERMITTED UNDER CANADIAN SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE THE DATE THAT IS 4 MONTHS AND A DAY AFTER THE LATER OF (I) ●, 2010, AND (II) THE ISSUER BECAME A REPORTING ISSUER IN ANY PROVINCE OR TERRITORY.

2.5     Ownership of Debenture

(a)
The Holder of this Debenture shall be deemed to be the owner thereof for all purposes and payment of or on account of the principal of the Debenture shall be made only to or upon the order in writing of the Holder thereof and such payment shall be a complete discharge to the Corporation for the amounts so paid.

(b)
The Holder for the time being of the Debenture shall be entitled to the principal evidenced by the Debenture, free from all equities or rights of set-off or counterclaim between the Corporation and the Holder thereof (except any equities of which the Corporation is required to take notice by law) and all Persons may act accordingly and a permitted transferee of the Debenture shall, after the Transfer Form is recorded by the Corporation and upon compliance with all other conditions contained in the Debenture or by law or by any policy of any regulatory body, be deemed to be owner of such Debenture free from all equities or rights of set-off or counterclaim between the Corporation and the transferor or any previous Holder thereof, save in respect of equities of which the Corporation is required to take notice by statute or by order of a court of competent jurisdiction. Delivery to the Holder by the Corporation or the receipt by the Holder of the principal monies and interest evidenced by the Debenture or the Common Shares issuable on the conversion of this Debenture, if any, shall be a good discharge to the Corporation of its obligations hereunder and the Corporation shall not be bound to enquire into the title of the Holder, save as ordered by a Court of competent jurisdiction or as required by statute.

2.6      Replacement of Debenture

If the Debenture shall become mutilated or be lost, stolen or destroyed and in the absence of notice that such Debenture has been acquired by a purchaser in good faith, the Corporation will issue and deliver a new Debenture upon surrender and cancellation of the mutilated Debenture, or, in the case of a lost, stolen or destroyed Debenture, in lieu of and in substitution for the same.  In case of loss, theft or destruction, the applicant for a new Debenture shall furnish to the Corporation such evidence of such loss, theft or destruction as shall be satisfactory to the Corporation in its discretion and shall also furnish an indemnity in amount and form satisfactory to the Corporation, acting reasonably. The applicant shall pay all reasonable expenses incidental to the issuance of any such new Debenture.

2.7    Application of Funds

Any monies that are paid, from time to time, to the Holder pursuant to this Debenture shall be applied firstly, to indebtedness hereunder other than on account of interest and principal; secondly, on account of accrued and unpaid interest; and thirdly, to any outstanding Principal Amount.

ARTICLE 3
CONVERSION

3.1   Optional Conversion

(a)	The conversion price for each Common Share to be issued upon the conversion of the Debenture is $1.00, subject to adjustment as provided in this Article 3 (the "Conversion Price").

(b)
Subject to and upon compliance with the provisions of this Article 3, the Holder of the Debenture shall have the right, at its option, at any time after the thirtieth (30th) day prior to the Time of Expiry, to convert such Debenture, or any portion of the Principal Amount thereof which is $10,000 or an integral multiple of $10,000, plus accrued and unpaid interest, into Common Shares at the Conversion Price (an "Optional Conversion").

(c)	The number of Common Shares to be issued to the Holder upon an Optional Conversion shall be determined by dividing the amount to be converted by the Conversion Price.

(d)
In the event of an Optional Conversion, the accrued and unpaid interest on the converted portion of the Principal Amount of the Debenture will be paid in cash (and/or Common Shares in accordance with Subsection 3.1(b)) within three Business Days of Date of Conversion.

3.2     Manner of Exercise of Right to Convert

(a)
The Holder of the Debenture wishing to convert such Debenture in whole or in part into Common Shares as an Optional Conversion shall provide to the Corporation, at its office in the City of Lima, Peru, written notice (an "Option Conversion Notice") in form and substance satisfactory to the Corporation, acting reasonably, substantially in the form of Exhibit "2" annexed hereto, duly executed by the Holder, its legal representatives or its attorney duly appointed by an instrument in form and substance satisfactory to the Corporation, acting reasonably, exercising its right to convert such Debenture in accordance with the provisions of this Article 3.  Thereupon the Holder or, subject to payment of all applicable stamp taxes, security transfer taxes or other governmental charges and compliance with all reasonable requirements of the Corporation, its nominee or assignee, shall be entitled to be entered in the books of the Corporation as at the Date of Conversion (or such later date as is specified in Subsection 3.2(b)) as the registered holder of the number of Common Shares so converted in accordance with the provisions hereof and within five Business Days thereafter, the Corporation shall deliver to the Holder or, subject as aforesaid, its nominee or assignee, certificates for such Common Shares and a cheque for any amounts payable under Section 2.2, Subsection 3.1(d) or Section 3.5.

(b)
For the purposes hereof, an Option Conversion Notice shall be deemed to be received by the Corporation on the date (the "Date of Conversion") of deemed receipt in accordance with Section 7.1 of this Agreement, provided that if the Option Conversion Notice is deemed to have been received on a day on which the register of Common Shares is closed, the Person entitled to receive Common Shares shall become the holder of record of such Common Shares as at the date on which such register is next reopened.

(c)
Any part, being $10,000 or an integral multiple thereof plus accrued interest, of the Debenture may be converted as provided herein and all references in this Debenture to conversion of the Debenture shall be deemed to include conversion of such parts.

(d)
The Common Shares issued upon conversion shall rank equally with all other issued and outstanding Common Shares as of the Date of Conversion or such later date as such Holder shall become the holder of record of such Common Shares pursuant to Subsection 3.2(b), from which applicable date they will for all purposes be and be deemed to be issued and outstanding as fully paid and non-assessable Common Shares.

3.3    Adjustment of Conversion Price

The Conversion Price will be subject to adjustment from time to time in the events and in the manner provided as follows:

(a)	If and whenever at any time after the date hereof, and prior to the Time of Expiry, the Corporation:

(i)	subdivides, re-divides or changes its then outstanding Common Shares into a greater number of Common Shares;

(ii)	reduces, combines or consolidates its then outstanding Common Shares into a lesser number of Common Shares; or

(iii)
issues Common Shares or securities exchangeable for or convertible into Common Shares to the holders of all or substantially all of the then outstanding Common Shares by way of a stock dividend or other distribution,

(any of such events in clauses (i), (ii) and (iii) of this Subsection 3.3(a) being called a "Common Share Reorganization"), then the Conversion Price shall be adjusted effective immediately after the effective date of any such event in clauses (i) or (ii) above or record date at which the holders of Common Shares are determined for the purpose of any such dividend or distribution in clause (iii) above, as the case may be, by multiplying the Conversion Price in effect immediately prior to such effective date or record date, as the case may be, by a fraction, the numerator of which will be the number of Common Shares outstanding on such effective date or record date, as the case may be, before giving effect to such Common Share Reorganization and the denominator of which will be the number of Common Shares outstanding immediately after giving effect to such Common Share Reorganization (including, in the case where securities exchangeable for or convertible into Common Shares are distributed, the number of Common Shares that would have been outstanding had all such securities been exchanged for or converted into Common Shares on such effective date or record date, subject to amendment such that after expiry of rights of exchange or conversion only those Common Shares actually issued on exchange or conversion are included).

(b)
If and whenever at any time after the date hereof, and prior to the Time of Expiry the Corporation fixes a record date for the issue of rights, options or warrants to all or substantially all the holders of Common Shares (the "Rights") under which such holders are entitled, during a period expiring not more than 45 days after the date of such issue (the "Rights Period"), to subscribe for or purchase Common Shares or securities convertible, exercisable or exchangeable into Common Shares (each, a "Convertible Security") at a price per share (or having a conversion, exercise or exchange price per share during the Rights Period to the holder in the case of securities exchangeable for or convertible into Common Shares) of less than 85% of the Current Market Price (as defined below) on the earlier of the record date and the date on which the Corporation announces its intention to make such issuance (any such issuance being herein called a "Rights Offering"), then the Conversion Price shall be adjusted, subject to acceptance of the Principal Market, if required, effective immediately after the end of the Rights Period to a price determined by multiplying the Conversion Price in effect immediately prior to the record date by a fraction:

(i)	the numerator of which will be the aggregate of:

(A)	the total number of Common Shares outstanding immediately prior to the record date for the Rights Offering; plus

(B)
a number determined by dividing (a) the product of the total number of Common Shares issued or subscribed for during the Rights Period upon the exercise of the rights, warrants or options under the Rights Offering (or in the case of securities convertible, exercisable or exchangeable into equity securities, assuming the conversion, exercise or exchange of such securities), and the price at which such Common Shares are offered, converted, exercised or exchanged, as applicable, by (b) the Current Market Price of the Common Shares as of the record date for the Rights Offering, and

(ii)
the denominator of which will be the total number of Common Shares outstanding after giving effect to the Rights Offering and including the number of Common Shares actually issued or subscribed for during the Rights Period upon exercise of the rights, warrants or options under the Rights Offering (or in the case of securities convertible, exercisable or exchangeable into equity securities, the Common Shares issuable upon the conversion, exercise or exchange of such securities).

For the purposes of this Subsection 3.3(b), "Current Market Price", at any date, means the last closing price per Common Share at which the Common Shares have traded: (a) on the Principal Market; or (b) if the Common Shares are not quoted on the Principal Market, on any stock exchange or over the counter market upon which the Common Shares are then listed or quoted for trading, (in either case on which at least 500 Common Shares are traded in board lots). In the case of any Rights Offering that includes more than one type of security, adjustments shall only be made in respect of those types of securities actually sold and which are issued or issuable at less than 85% of the Current Market Price and separate and successive calculations shall be made in respect of each such type of security.

If the Holder has exercised the right to convert the Principal Amount of the Debenture (or any portion thereof) into Common Shares in accordance with this Article 3 during the period beginning immediately after the record date for a Rights Offering and ending on the last day of the Rights Period for the Rights Offering, the Holder will, in addition to the Common Shares to which the Holder would otherwise be entitled upon such conversion, be entitled to that number of additional Common Shares equal to the difference between the number of Common Shares received on such conversion and the number of Common Shares that would have been received if the Conversion Price, as adjusted for such Rights Offering pursuant to this Subsection 3.3(b), had applied when the Holder exercised the right to convert; provided that the provisions of Section 3.5 will be applicable to any fractional interest in a Common Share to which such Holder might otherwise be entitled under the foregoing provisions of this Subsection 3.3(b). Such additional Common Shares will be deemed to have been issued to the Holder immediately following the end of the Rights Period and certificates for such additional Common Shares will be delivered to such Holder within five Business Days following the end of the Rights Period. To the extent that any such rights, options or warrants are not so exercised on or before the expiry thereof, the Conversion Price will be readjusted to the Conversion Price which would then be in effect based on the number of Common Shares (or the securities convertible into or exchangeable for Common Shares) actually delivered on the exercise of such rights, options or warrants.

(c)
If and whenever at any time after the date hereof and prior to the Time of Expiry, the Corporation fixes a record date for the issue or the distribution to holders of all or substantially all the then outstanding Common Shares of (i) securities of the Corporation, including rights, options or warrants to acquire securities of the Corporation (other than those referred to in Subsection 3.3(b) above) or (ii) any property or other assets, including evidences of indebtedness, and if such issuance or distribution does not constitute a dividend paid in the ordinary course, a Common Share Reorganization or a Rights Offering (any of such non-excluded events being called a "Special Distribution"), the Conversion Price shall be adjusted effective immediately after such record date to a price determined by multiplying the Conversion Price in effect on such record date by a fraction:

(i)	the numerator of which will be:

(A)	the product of the number of Common Shares outstanding on such record date and the Current Market Price of the Common Shares on such record date; less

(B)
subject to the prior written consent of the Principal Market, if applicable, the excess, if any, of (a) the fair market value, as determined by action by the Corporation's board of directors (whose determination will be conclusive), to the holders of Common Shares of such securities or property or other assets so issued or distributed in the Special Distribution over (b) the fair market value of the consideration received therefore by the Corporation from the holders of Common Shares, as determined by the Corporation's board of directors (whose determination will be conclusive); and

(ii)	the denominator of which will be the product of the number of Common Shares outstanding on such record date and the Current Market Price of the Common Shares on such record date.

To the extent that any Special Distribution is not so made, the Conversion Price will be readjusted effective immediately to the Conversion Price which would then be in effect based upon such securities or property or other assets as actually distributed.

(d)
If and whenever at any time after the date hereof, and prior to the Time of Expiry, there is a capital reorganization of the Corporation or a reclassification or other change in the Common Shares at any time outstanding (other than a Common Share Reorganization), or a consolidation, amalgamation or merger of the Corporation with or into any other corporation or other entity (other than a consolidation, amalgamation or merger which does not result in any reclassification of the outstanding Common Shares or a change of the Common Shares into other Securities), or a transfer of all or substantially all of the Corporation's undertaking and assets as an entirety or substantially as an entirety to another corporation or other entity in which the holders of Common Shares are entitled to receive shares, other securities or other property (any of such events being called a "Capital Reorganization"), the Holder who exercises the right to convert the Debenture into Common Shares pursuant to the Debenture then held after the effective date of such Capital Reorganization will be entitled to receive, and will accept for the same aggregate consideration in lieu of the number of Common Shares to which such Holder was previously entitled upon such conversion, the aggregate number of shares, warrants, other securities or other property or cash which such Holder would have been entitled to receive as a result of such Capital Reorganization if, on the effective date thereof, the Holder had been the registered holder of the number of Common Shares to which such Holder was previously entitled upon conversion subject to adjustment thereafter in accordance with provisions the same, as nearly possible, as those contained in this Article 3. The Corporation will take all steps necessary to ensure that, on a Capital Reorganization, the Holder will receive the aggregate number of shares, warrants, other securities or other property or cash to which it is entitled as a result of the Capital Reorganization. Appropriate adjustments will be made as a result of any such Capital Reorganization in the application of the provisions set forth in this Article 3 with respect to the rights and interests thereafter of the Holder of the Debenture to the end that the provisions set forth in this Article 3 will thereafter correspondingly be made applicable as nearly as may reasonably be in relation to any shares, warrants, other securities or other property thereafter deliverable upon the conversion of any Debenture.

Subject to the prior written consent of the Principal Market, if applicable, any such adjustment will be made by and set forth in an instrument supplemental hereto approved by action of the board of directors of the Corporation and will for all purposes be conclusively deemed to be an appropriate adjustment.

(e)
If the purchase price provided for in any rights, options or warrants (the "Rights Offering Price") referred to in Subsections 3.3(b) or 3.3(c) is decreased, the Conversion Price will forthwith be changed so as to decrease the Conversion Price to the Conversion Price that would have been obtained if the adjustment to the Conversion Price made under such Subsections, as the case may be, with respect to such rights, options or warrants had been made on the basis of the Rights Offering Price as so decreased, provided that the terms of this Subsection 3.3(e) will not apply to any decrease in the Rights Offering Price resulting from terms in any such rights, options or warrants designed to prevent dilution except to the extent that the resulting decrease in the Conversion Price under this Subsection 3.3(e) would be greater than the decrease, if any, in the Conversion Price to be made under the terms of this Section 3.3 by virtue of the occurrence of the event giving rise to such decrease in the Rights Offering Price.

(f)
In any case in which this Section 3.3 requires that an adjustment become effective immediately after a record date for an event referred to herein, the Corporation may defer, until the occurrence of such event, issuing to the Holder of any Debenture converted after such record date and before the occurrence of such event the additional Common Shares issuable upon such conversion by reason of the adjustment required by such event; provided, however, that the Corporation shall deliver to such Holder an appropriate instrument evidencing such Holder's right to receive such additional Common Shares upon the occurrence of such event and the right to receive any distributions made on such additional Common Shares declared in favour of holders of record of Common Shares on and after the Date of Conversion or such later date on which such Holder would, but for the provisions of this Subsection 3.3(f), have become the holder of record of such additional Common Shares pursuant to Subsection 3.2(a).

3.4        Rules Regarding Calculation of Adjustment of Conversion Price

For the purposes of Section 3.3:

(a)
The adjustments provided for in Section 3.3 are cumulative and will be computed to the nearest one-tenth of one cent and will be made successively whenever an event referred to therein occurs, subject to the remaining provisions of this Section 3.3.

(b)
No adjustment in the Conversion Price will be required unless such adjustment would result in a change of at least 1% in the prevailing Conversion Price; provided, however, that any adjustments which, except for the provisions of this Subsection 3.4(b), would otherwise have been required to be made, will be carried forward and taken into account in any subsequent adjustment.

(c)
No adjustment in the Conversion Price will be made in respect of any event described in Section 3.3 if the Holder is entitled to participate (and did so participate) in such event on the same terms, mutatis mutandis, as if it had converted its Debenture prior to or on the effective date or record date of such event. Any such participation will be subject to the prior consent of the Principal Market on which the Common Shares are listed or quoted for unlisted trading privileges, or were listed in the year prior to the occurrence of the event described in this Subsection 3.4(c), if applicable.

(d)
If at any time a dispute arises with respect to adjustments provided for in Section 3.3, subject to the prior written consent of the Principal Market, if applicable, such dispute will be conclusively determined by a firm of independent chartered accountants (who may be the Corporation's auditors) and any such determination will be binding upon the Corporation, the Holder and shareholders of the Corporation.

(e)
If the Corporation sets a record date to take any action and thereafter and before the taking of such action, legally abandons its plan to take such action, then no adjustment in the Conversion Price shall be made.

(f)
In the absence of a resolution of the Corporation's board of directors fixing a record date for a Capital Reorganization, Special Distribution or Rights Offering, the Corporation shall be deemed to have fixed as a record date therefor the date on which the Capital Reorganization, Special Distribution or Rights Offering is affected.

3.5    No Requirement to Issue Fractional Shares

The Corporation shall not be required to issue fractional Common Shares upon the conversion of the Debenture. If more than one Debenture is converted at one time by the same Holder, the number of whole Common Shares issuable upon conversion thereof shall be computed on the basis of the aggregate Principal Amount of the Debentures to be converted plus accrued interest. If any fractional interest in a Common Share, would, except for the provisions of this Section 3.5, be deliverable upon any conversion of the Debenture, the Corporation shall, in lieu of delivering any certificate of such fractional interest, satisfy such fractional interest by paying to the Holder an amount in lawful money of the United States of America equal to the value of such fractional interest based upon the Closing Market Price of the Common Shares on the Business Day preceding the Date of Conversion.

3.6     Corporation to Reserve Shares

The Corporation covenants that it will at all times reserve and keep available out of its authorized Common Shares (if the number thereof is or becomes limited) solely for the purpose of issue upon conversion of the Debenture as provided herein, and conditionally issue to the Holder who may exercise its conversion rights hereunder, such number of Common Shares as shall then be issuable upon the conversion of the Debenture. All Common Shares which shall be so issuable shall be duly and validly issued as fully paid and non-assessable.

3.7     Cancellation of Converted Debenture

The Debenture, upon conversion in whole of the Debenture shall be forthwith cancelled by the Corporation and, subject to Subsection 3.2(c), no Debenture shall be issued in substitution therefor. Upon any partial conversion of this Debenture, concurrently with the issuance to the Holder of the Common Shares issued in connection with such conversion, this Debenture shall be cancelled and a new Debenture shall be issued to the Holder in the same form but showing the remaining outstanding Principal Amount owing.

3.8    Certificate as to Adjustment

The Corporation shall from time to time, immediately after the occurrence of any event which requires an adjustment or readjustment as provided in Section 3.3, deliver a certificate of an officer of the Corporation to the Holder specifying the nature of the event requiring the same and certifying the amount of the adjustment or readjustment necessitated thereby and setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based. Except in respect of any subdivision, redivision, reduction, combination or consolidation of the Common Shares, the Corporation shall forthwith give notice to the Holder specifying the event requiring such adjustment or readjustment and the amount thereof, including the resulting Conversion Price; provided that if the Corporation has given notice under Section 3.9 covering all the relevant facts in respect of such event, no such notice need be given under this Section 3.8.

3.9    Notice of Special Matters

The Corporation covenants that, so long as the Debenture remains outstanding, it will give notice to the Holder of its intention to fix a record date for any event referred to in Subsections 3.3(a), 3.3(b), 3.3(c) or 3.3(d) (other than the subdivision, redivision, reduction, combination or consolidation of Common Shares) or a cash dividend (other than a dividend paid in the ordinary course) which may give rise to an adjustment in the Conversion Price, and such notice shall specify the particulars of such event and the record date and the effective date for such event; provided that the Corporation shall only be required to specify in such notice such particulars of such event as shall have been fixed and determined on the date on which such notice is given. Such notice shall be given not less than 14 days prior to the applicable record date.

ARTICLE 4
REDEMPTION

4.1     Optional Redemption

Subject as hereinafter provided, the Corporation shall have the right to redeem at its option, in the manner provided for in this Article 4 and at any time after the Date of Issue and prior to the Maturity Date, but subject to the Holder’s rights under Article 3 if the Redemption Notice is delivered after the thirtieth (30th) day before the Time of Expiry, in whole but not in part, the Principal Amount then outstanding of the Debenture upon payment in lawful money of the United States of America to the Holder of 125% of such Principal Amount (the "Redemption Price") together with accrued and unpaid interest to and including the Redemption Date. The Corporation shall give not less than 15 days' prior written notice (the "Redemption Notice") of the Corporation's election to redeem such Principal Amount to the Holder.

4.2      Places of Payment

The Redemption Price shall be payable at the address of the Holder at Toronto, Ontario or such other address as the Holder may advise in writing from time to time.

4.3     Notice of Redemption

The Redemption Notice shall specify the Redemption Date (which shall be no more than forty-five (45) days from the date of the Redemption Notice) and the place of payment and shall state that interest upon the Redemption Price shall cease to be payable from and after the Redemption Date.

4.4      Payment of Redemption Price

Upon notice being given in accordance with Sections 4.1, 4.3 and 7.2, the Redemption Price together with accrued and unpaid interest on the amount to be redeemed to and including the Redemption Date, shall be and become due and payable on the Redemption Date and with the same effect as if it were the Maturity Date, anything therein or herein to the contrary notwithstanding and, from and after such Redemption Date, interest upon the Principal Amount so becoming due and payable shall cease unless payment of the Redemption Price together with accrued and unpaid interest to, but excluding the Redemption Date, shall not be made.

4.5      Cancellation of Redeemed Debenture

This Debenture, upon redemption in full by the Corporation pursuant to this Article 4, shall be forthwith cancelled by the Corporation and not re-issued.

ARTICLE 5
COVENANTS OF THE CORPORATION AND RESTRICTIONS ON CORPORATE ACTIONS

5.1    General Covenants

The Corporation hereby covenants with the Holder as follows:

(a)
the Corporation will duly and punctually pay or cause to be paid to the Holder all amounts specified hereunder (and, in case of default, interest on the amount in default) on the dates, at the places, and in the manner set forth herein;

(b)	the Corporation will duly and punctually perform and carry out all of the acts or things to be done by it, and perform all covenants required to be performed by it, as provided in this Debenture; and

(c)	the Corporation shall immediately notify the Holder in writing of the full details of:

(i)	any Default or Event of Default in accordance with Section 6.2; and

(ii)	any claim, litigation or proceeding before any court, administrative board or other tribunal which either does or could have a material adverse effect on the Corporation.

5.2    Specific Covenants

The Corporation hereby further covenants with the Holder that:

(a)	all Common Shares which shall be issued upon an Optional Conversion shall be issued as fully paid and non-assessable in the capital of the Corporation;

(b)
it will at all times maintain its corporate existence and will carry on and conduct its business in a proper and efficient manner; provided, however, that nothing herein contained shall prevent the Corporation from ceasing to operate any business or property if, in the opinion of its board of directors, it shall be advisable and in the best interests of the Corporation to do so and it is not otherwise restricted from doing so under the terms of this Debenture;

(c)
it will use commercially reasonable efforts to maintain the listing of the Common Shares (including the Common Shares issuable pursuant to the terms of the Debenture) on or through the OTC Bulletin Board or another more senior stock exchange;

(d)
it will at all times, so long as the Debenture remains outstanding, not take any action which would have the effect of preventing the Holder from converting the Debenture or receiving any of the Common Shares upon such conversion;

(e)
it will make all requisite filings, including filings with appropriate securities commissions and stock exchanges, in connection with the creation and sale of the Debenture, the conversion of the Debenture and the issue of the underlying Common Shares;

(f)
it will use its best efforts to comply with, satisfy and fulfil promptly all prerequisites, conditions and requirements imposed by or arising out of legal, regulatory and administrative requirements applicable to the Corporation with respect to the consummation of the transactions contemplated hereby, including filing or causing to be filed all documents, certificates, opinions, forms or undertakings required to be filed by the Corporation in connection with the purchase and sale of the Debenture, the issuance of the Common Shares in accordance with the terms of the Debenture and the listing and posting for trading of such Common Shares on the OTC Bulletin Board or another more senior stock exchange; and

(g)
the Corporation, at the request and sole discretion of the Holder, will, promptly after any such request, assist the Holder in the registration or recording of such agreements and instruments in such public registry offices in United States of America or in the State of Nevada, or any other jurisdiction as the Holder, acting reasonably, deems necessary to give full force and effect to the security granted by the Corporation to the Holder under the Security Agreement.

ARTICLE 6
DEFAULT AND ENFORCEMENT

6.1    Events of Default

Each of the following events is hereinafter sometimes referred to as an "Event of Default":

(a)
Non-payment: if the Corporation fails to pay: (i) the Principal Amount due in respect of the Debenture before the tenth (10th) Business Day after the Maturity Date or the Redemption Date, as the case may be; or (ii) any amount of interest or any other amount specified hereunder, each in respect of the Debenture before the seventh Business Day after the due date for payment thereof;

(b)
Breach of other obligations: if the Corporation shall neglect to observe or perform any other covenant, agreement or condition contained in the Debenture on its part to be observed or performed and, after notice in writing has been given by the Holder to the Corporation specifying such default and requiring the Corporation to remedy the same, the Corporation shall fail to make good such default within a period of ten (10) days (except that no cure period shall be provided for a breach which by its nature cannot be cured), unless the Holder (having regard to the subject matter of the default) shall have agreed to a longer period, and in such event, within the period agreed to by the Holder;

(c)	Security Unenforceable: if any security provided to the Holder or a collateral agent thereof becomes invalid, illegal or unenforceable;

(d)
Security Enforced: a secured party gives notice of its intention to take or takes possession, or a receiver, manager or other similar officer is appointed, of the whole or any substantial part of the Mineral Properties;

(e)
Insolvency, etc.: if the Corporation shall make a general assignment for the benefit of its creditors or a notice of intention to make a bankruptcy proposal, or shall become insolvent, or shall be declared or adjudged bankrupt, or a receiving order shall be made against the Corporation unless same is being contested in good faith and is dismissed, stayed or withdrawn within 30 days thereof, or if a liquidator, trustee in bankruptcy, receiver, receiver and manager or any other officer with similar powers shall be appointed to the Corporation or of all of its property or the Mineral Properties unless same is being contested in good faith and is dismissed, stayed or withdrawn within thirty (30) days thereof, or if the Corporation shall propose a compromise, arrangement, or reorganization under legislation of any jurisdiction providing for the reorganization or winding-up of corporations or business entities or providing for an agreement, composition, extension or adjustment with its creditors; or the Corporation shall admit in writing its inability to pay its debts generally as they become due or shall take corporate action in furtherance of any of the aforesaid purposes; and

(f)	Winding-up etc.: if an order shall be made or an effective resolution passed for the winding-up, liquidation or dissolution of the Corporation.

6.2     Notice of Events of Default

If an Event of Default shall occur and is continuing the Corporation shall immediately give notice thereof to the Holder. In addition, the Corporation shall promptly give notice upon the happening of any event that would become an Event of Default with the passage of any time period specified in any Subsection of Section 6.1.

Where notice of the occurrence of an Event of Default has been given and the Event of Default is thereafter cured, notice that the Event of Default is no longer continuing shall be given by the Corporation to the Holder within five (5) Business Days after the Corporation becomes aware that the Event of Default has been cured. For certainty, such Event of Default shall continue until such time as such notice of such Event of Default having been cured is received by the Holder in accordance with Section 7.2 and only if at the time of receipt of such notice such Event of Default has in fact been cured.

6.3     Acceleration on Default

If any Event of Default has occurred and is continuing, the Holder may at any time in its discretion, by notice in writing to the Corporation declare the Principal Amount of the Debenture and any other Obligations to be due and payable and the same shall forthwith become immediately due and payable to such Holder, anything herein contained to the contrary notwithstanding.

6.4    Remedies

Upon the occurrence of an Event of Default, and upon an acceleration pursuant to Section 6.3, the Holder may, forthwith or at any time thereafter and without notice to the Corporation, except as required by this Debenture, commence legal action to enforce payment or performance of any or all of the Obligations. The remedies provided in this Section 6.4 are cumulative and in addition to (and not in substitution for, exclusive of nor dependent on) any other remedies contained herein or in the Security Agreement or any other existing or future security document granted by the Corporation to the Holder and to all other remedies existing at law or in equity or by statute.

6.5    Expenses of Enforcement

The Corporation agrees to indemnify the Holder for all reasonable costs and expenses of the Holder, its agents, advisers and consultants (including legal fees and disbursements on a solicitor and its own client basis) incurred with respect to the exercise by the Holder of any of its rights, remedies and powers under this Debenture, and such costs and expenses shall be added to and form part of the Obligations.

6.6     Set Off

Without in any way limiting any other rights or remedies available to the Holder, the Holder shall have the right (but shall not be obligated), at any time and from time to time after the occurrence of an Event of Default, to set off against the Obligations or any of them, deposits (general or special) or monies held by the Holder or any other indebtedness owing by the Holder to, or held by, the Holder for the credit of, the Corporation, regardless of the currency in which such indebtedness is denominated and notwithstanding that such indebtedness is not then due.

6.7     Waiver

No delay by the Holder in exercising any power or privilege hereunder, nor the single or partial exercise of any power or privilege hereunder, shall preclude any other or further exercise thereof, or the exercise of any other power or privilege hereunder.

ARTICLE 7
NOTICES

7.1     Notice to the Corporation

Any notice or other communication required or permitted to be given to the Corporation under the provisions of this Debenture shall be in writing and shall be valid and effective if delivered personally to, or subject to Section 7.3, if given by first class mail, postage prepaid, addressed to the Corporation at its offices at Pasaje Mártir Olaya 129, Oficina 1203, Centro Empresarial José Pardo Torre A Miraflores, Lima, Perú, Attention: President. Any notice so given or delivered by hand shall be deemed to have been given on the date upon which it is delivered or if given by registered mail, shall be deemed to have been given on the fifth Business Day after such letter has been mailed, as the case may be. The Corporation may from time to time notify the Holder of a change in address which thereafter, until changed by further notice, shall be the address of the Corporation for all purposes of the Debenture.

7.2    Notice to Holder

Except as otherwise expressly provided herein, all notices to be given hereunder to the Holder with respect to the Debenture shall be in writing and shall be valid and effective if such notice is given by facsimile or other means of electronic communication or if delivered personally to, or subject to Section 7.3, if given by first class mail, postage prepaid, addressed to the Holder at 106 Front Street East, Suite 400, Toronto, Ontario, Canada M5A 1E1 Attention: President, facsimile no.: (416) 367-2711. Any notice so given or delivered if sent by facsimile or other means of electronic communication, shall be deemed to have been received on the Business Day of the sending, or if delivered by hand shall be deemed to have been given on the day upon which it is delivered, or if given by registered mail, shall be deemed to have been given on the fifth (5th) Business Day after such letter has been mailed, as the case may be. The Holder may from time to time notify the Corporation of a change in address which thereafter, until changed by further notice, shall be the address of the Holder for all purposes of the Debenture.

7.3     Mail Service Interruption

If, by reason of any actual or threatened interruption of mail service due to strike, lock-out or otherwise, any notice to be given to the Holder or to the Corporation would be unlikely to reach its destination in a timely manner, such notice shall be valid and effective only if delivered by facsimile or other electronic communication or personally in accordance with Sections 7.1 or 7.2, as the case may be.

ARTICLE 8
GENERAL PROVISIONS

8.1      Further Assurances

The Corporation shall do, execute, acknowledge and deliver or cause to be done, executed, acknowledged and delivered, such further acts, deeds, mortgages, transfers, assurances or other documents as the Holder shall reasonably require.

8.2     Term

This Debenture shall become effective according to its terms immediately upon the execution hereof by the Corporation and shall continue as security for the Obligations until all of the Obligations are paid and performed in full and this note is terminated.

8.3      Non-Substitution

This Debenture is in addition to and not in substitution for any other agreement made between the Holder and the Corporation whether before or after the execution of this Debenture.

8.4      No Merger

Neither the taking of any action suit or proceeding, judicial or extra-judicial, nor the exercise of any power of seizure or disposition shall extinguish the liability of the Corporation to pay and perform the Obligations nor shall the acceptance of any payment constitute or create any novation. No covenant, representation or warranty of the Corporation herein shall merge in any judgment.

8.5   Entire Agreement

There are no representations, agreements, warranties, conditions, covenants or terms, express or implied, collateral or otherwise, affecting this Debenture or the Corporation's obligations and liabilities hereunder other than express herein and in the Security Agreement.  To the extent that the terms of this Debenture and those of the Security Agreement conflict, the Security Agreement shall prevail.

8.6 Time of Essence

Time shall be of the essence in this Debenture in all respects.

EXHIBIT "1"

FORM OF TRANSFER

Re: Convertible Debenture of Constitution Mining Corp. due ● , 2012

For value received, __________________________ (the "Holder") hereby assigns and transfers unto ____________________________________of ___________________________ US$_________________ of the Principal Amount of the within Debenture registered in the name of the Holder including the rights thereunder to the accrued and unpaid interest on such Principal Amount and hereby irrevocably constitutes and appoints ________________________ attorney to transfer the said Debenture with full powers of substitution in the premises.

DATED ________________, 20___ in the presence of __________________________

_________________________________	_____________________________________
Signature Guaranteed	Signature of Authorized Signatory of the Holder

Instructions:

In order to transfer all or part of the Principal Amount of the Debenture, then the Holder must complete, sign and/or deliver:

1.	this Transfer Form;

2.	the Debenture; and

3.	such other certificates or opinions as the Corporation may reasonably require to evidence compliance with applicable securities legislation in Canada or the United States.

If all or part of the Principal Amount of the Debenture is transferred, the Holder's signature on the Transfer Form must be signature guaranteed by a Canadian Chartered bank or an eligible guarantor institution with membership in an approved signature guarantee medallion program.

EXHIBIT "2"

FORM OF ELECTION OF CONVERSION PRIVILEGE

TO:        CONSTITUTION MINING CORP. (the "Corporation")
Pasaje Mártir Olaya 129, Oficina 1203,
Centro Empresarial José Pardo Torre A Miraflores,
Lima, Perú

                Principal amount converted: US$__________________ (US$10,000 or integral multiple thereof only)

The undersigned holder (the "Holder") hereby irrevocably elects to convert the above-noted Principal Amount and $● of interest accrued thereon of the Secured 8% Convertible Debenture dated as of the [●] day of ●, 2010 into Common Shares of the Corporation at the Conversion Price in accordance with the Terms and Conditions of the Debenture and directs that the certificates for such Common Shares be registered and delivered as follows:

Registration of Common Shares

Name:         _______________________________

Address:    _______________________________

                    _______________________________

Address for Delivery of
Common Shares:                              _______________________________

Capitalized terms used herein but not otherwise defined herein shall have the meaning ascribed to such terms in the Debenture.

_______________________________
Name of Holder

_______________________________
Date

_______________________________
Authorized Signatory

_______________________________
Name of Authorized Signatory Title

**	Include signature guarantee if the Common Shares are to be registered in a name other than the Holder.

SCHEDULE K

PROMISSORY NOTE

PROMISSORY NOTE

●, 2010	US$1,000,000

                   FOR VALUE RECEIVED, Constitution Mining Corp., a corporation incorporated under the laws of the State of Delaware (the "Corporation"), hereby unconditionally promises to pay on ●, 2011, to or to the order of Seabridge Gold Inc. (the "Holder"), the sum of US$1,000,000 (the "Principal"), and to pay interest on Principal (or any lesser amount outstanding if a prepayment of the Principal has occurred prior to the maturity date) at the rate of 8% per annum (calculated on the basis of a 365 day year) commencing on the date of this Promissory Note until full and final payment.  Interest accruing and due hereunder shall be payable at maturity of this Promissory Note on ●, 2011.  All payments of interest and Principal shall be made in lawful money of the United States of America and in immediately available funds, at the principal offices of the Holder at 106 Front Street East, Suite 400, Toronto, Ontario, Canada M5A 1E1, or such other place as the Holder may direct in writing.  The Principal or any part thereof may be prepaid at any time by the Corporation without penalty.

The Corporation will pay on demand all costs of collection and legal fees basis paid or incurred by the Holder in enforcing the obligations of the Corporation hereunder.

The Corporation waives presentment for demand, notice of dishonor, protest and notice of protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Promissory Note.

No delay or omission on the part of the Holder in exercising any right hereunder shall operate as a waiver of such right or any other right under this Promissory Note.  No waiver of any right shall be effective unless in writing and signed by the Holder, nor shall a waiver on one occasion be construed as a bar to or waiver of any such right on any future occasion. This Promissory Note shall become effective when it has been executed and delivered. Time shall be of the essence of this Promissory Note in all respects. This Promissory Note evidences indebtedness incurred under, and is subject to the terms and provisions, of the Asset Purchase Agreement dated April 1, 2010 between the Corporation, Holder and the other parties signatory thereto.

This Promissory Note shall enure to the benefit of the Holder and its successors and assigns and shall be binding upon the Corporation and its successors and permitted assigns.  The Corporation shall not be entitled to sell, transfer, assign, change or otherwise dispose of the Promissory Note or any of its obligations or liabilities under this Promissory Note without the prior written consent of the Holder.

This Promissory Note shall be governed by and construed in accordance with the laws in force from time to time in the Province of British Columbia, Canada and the laws of Canada applicable in that Province, without regard to its choice of law principles.

Dated this [●] day of ●, 2010.
CONSTITUTION MINING CORP.

By: _________________________________
Name:   Michael Stocker
Title:     President & Chief Executive Officer

By:__________________________________
Name:    Kenneth Phillippe
Title:      Chief Financial Officer

SCHEDULE L

ALLOCATION OF THE PURCHASE PRICE

	County	Project	# of Claims	Percentage of Purchase Price allocated
A	Churchill	Aron	20	1%
	Churchill	Westgate	98
B	Elko	Maverick North	28	1%
	Elko	Mount Wilson	31
	Elko	Mount Wilson	8
C	Esmeralda	Castle Rock	125	65%
	Esmeralda	Clayton Ridge	6	1%
	Esmeralda	Gilbert South	102
	Esmeralda	Miller’s South	21
D	Humboldt	Golden Shears	9	1%
	Humboldt	King’s River	44
	Mineral	Teton	20
E	NYE	B.A. Breccia	18	2%
	NYE	Baxter Springs	40
	NYE	Bellehellen West	18
	NYE	Clifford	64
	NYE	Eden	21
	NYE	Ellendale	168
F	NYE	Four Mile Basin	207	10%
G	NYE	George’s Canyon	30	0%
H	NYE	Golden Arrow South	230	5%
I	NYE	Hannapah	196	5%
	NYE	Hannapah	8
	NYE	Hannapah	6
J	NYE	Liberty Springs	80	1%
	NYE	Merger	46

L - 1

County	Project	# of Claims	Percentage of Purchase Price allocated
K	NYE	Midway Islands	16	1%
	NYE	Midway NW	40
	NYE	Midway SW	47
L	NYE	Rays	62	1%
	NYE	Rays	25
M	NYE	Stonewall	73	5%
	NYE	Thunder Mountain	173
	NYE	Thunder Mountain	53
	NYE	Thunder Mtn/Silver Ace	1
	NYE	Thunder Mtn/Tough Nut	2
N	NYE	Clifford	4	1%
	NYE	McCann	1
	NYE	McCann	24
	NYE	Merger	3
O	Pershing	Willow	6	0%

L - 2

SCHEDULE M

RECLAMATION BONDS

Project Name	Current Bond	Type of Disturbance	Estimated Cost	Anticipated Completion
Thunder Mtn., NV	$2,000	Drill Site Reclamation	US$0	Site awaiting confirmation of revegetation
Tobin Basin, NV	$722	Drill Site Reclamation	US$0	Site awaiting confirmation of revegetation
Golden Arrow, NV	$18,422	Drill Site Reclamation	US$0	Drill site reclaimed in Q4 2008 awaiting confirmation of revegetation
Clifford, NV	$5,200	Drill Site Reclamation	US$0	Drill site reclaimed in Q4 2008 awaiting confirmation of revegetation
NV 4-Mile	$13,500	Drill Site Reclamation	US$0	Proposed work has never been commenced
Total	$39,844.00

M - 1